QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

SECOND QUARTER 2004

Supplemental Operating and Financial Data

        This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the "10-Q") filed by the Company for the same period with the Securities and Exchange Commission (the "SEC") and all of the Company's other public filings with the SEC (the "Public Filings"). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors' receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

		PAGE(S)
I. COMPANY BACKGROUND
•	About the Company/Other Corporate Data	5
•	Board of Directors/Executive Officers	6
•	Equity Research Coverage/Company Contact Information	7
II. FINANCIAL HIGHLIGHTS
•	Quarterly Summary/Acquisitions	9
•	Financing Activity/Leasing Information	10
•	Information About FFO	11
•	Key Financial Data	12-13
•	Same-Store Results and Analysis	14
•	Unconsolidated Joint Ventures Summary	15-18
•	Select Financial Ratios	19
•	Debt Analysis:
	• Debt Breakdown/Future Repayments	20
	• Debt Maturities	21
	• Debt Detail	22
III. FINANCIAL INFORMATION
•	Consolidated Statements of Operations	24
•	Consolidated Balance Sheets	25
•	Consolidated Statement of Changes in Stockholders' Equity	26
•	Statements of Funds from Operations	27
•	Statements of Funds from Operations Per Diluted Share	28
•	Reconciliation of Basic-to-Diluted Shares/Units	29
IV. VALUE CREATION PIPELINE
•	Operating Property Acquisitions	31-32
•	Acquisition Property Profiles	33-36
•	Summary of Land Parcels	37
•	Rental Property Sales/Rental Property Held for Sale	38
V. PORTFOLIO/LEASING STATISTICS
•	Leasing Statistics	40-45
•	Market Diversification (MSA's)	46
•	Industry Diversification (Top 30 Tenant Industries)	47
•	Consolidated Portfolio Analyses:
	Breakdown by:
	(a) Number of Properties	48
	(b) Square Footage	49
	(c) Base Rental Revenue	50
	(d) Percentage Leased	51
•	Consolidated Property Listing (by Property Type)	52-62
•	Significant Tenants (Top 50 Tenants)	63-64
•	Schedules of Lease Expirations (by Property Type)	65-70

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

        The Company considers portions of the information presented herein to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws, including Section 21E of the Securities Exchange Act of 1934. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements relate to, without limitation, the Company's future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "should," "expect," "anticipate," "estimate," "continue," or comparable terminology. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the risks, trends and uncertainties are changes in the general economic conditions, including those affecting industries in which the Company's principal tenants compete; any failure of the general economy to recover timely from the current economic downturn; the extent of any tenant bankruptcies; the Company's ability to lease or re-lease space at current or anticipated rents; changes in the supply of and demand for office, office/flex and industrial/warehouse properties; changes in interest rate levels; changes in operating costs; the Company's ability to obtain adequate insurance, including coverage for terrorist acts; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

I.    COMPANY BACKGROUND

I.    COMPANY BACKGROUND

About the Company

        Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.8 billion at June 30, 2004. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 270 properties, primarily class A office and office/flex buildings, totaling approximately 30 million square feet, serving as home to approximately 2,100 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 9 million square feet of additional commercial space.

History

        Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

        Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of June 30, 2004)

Corporate Headquarters	Cranford, New Jersey
Fiscal Year-End	12/31
Total Properties	270
Total Square Feet	30 million square feet
Geographic Diversity	Nine states and the District of Columbia
New Jersey Presence	17.1 million square feet
Northeast Presence	26.0 million square feet
Common Shares and Units Outstanding	74.6 million
Dividend—Quarter/Annualized	$0.63/$2.52
Dividend Yield	6.1%
Total Market Capitalization	$4.8 billion
Insider Ownership	16.0%
Senior Debt Rating	BBB (S&P and Fitch); Baa2 (Moody's)

Board of Directors

William L. Mack, Chairman of the Board

Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Martin D. Gruss	Robert F. Weinberg
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

        Mitchell E. Hersh, President and Chief Executive Officer

        Barry Lefkowitz, Executive Vice President and Chief Financial Officer

        Roger W. Thomas, Executive Vice President, General Counsel and Secretary

        Michael A. Grossman, Executive Vice President

Equity Research Coverage

Advest, Inc. Sheila K. McGrath (908) 598-1180	Lehman Brothers David Shulman (212) 526-3413
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Morgan Stanley Dean Witter Gregory Whyte (212) 761-6331
Deutsche Bank—North America Louis Taylor (212) 250-4912	Prudential Securities James Sullivan (212) 778-2515
Friedman, Billings, Ramsey & Co. David Loeb (703) 469-1289	Smith Barney Citigroup Jonathan Litt (212) 816-0231
Goldman Sachs Carey Callaghan (212) 902-4351	Wachovia Securities Christopher Haley (443) 263-6773
Green Street Advisors John Lutzius (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, New Jersey 07016-3599

Phone:	(908) 272-8000	Web:	www.mack-cali.com
Fax:	(908) 272-6755	E-mail:	investorrelations@mack-cali.com

II.    FINANCIAL HIGHLIGHTS

II. FINANCIAL HIGHLIGHTS

Quarterly Summary

        Net income available to common shareholders for the second quarter 2004 equaled $15.8 million, or $0.26 per share, versus $33.6 million, or $0.58 per share, for the same quarter last year. For the six months ended June 30, 2004, net income available to common shareholders equaled $42.1 million, or $0.69 per share, versus $63.6 million, or $1.10 per share, for the same period last year.

        Funds from operations (FFO) available to common shareholders for the quarter ended June 30, 2004 amounted to $67.6 million, or $0.90 per share, versus $70.7 million, or $0.98 per share, for the quarter ended June 30, 2003. For the six months ended June 30, 2004, FFO available to common shareholders amounted to $132.5 million, or $1.77 per share, versus $139.7 million, or $1.95 per share, for the same period last year.

        Total revenues for the second quarter 2004 increased 3.0 percent to $146.7 million as compared to $142.4 million for the same quarter last year. For the six months ended June 30, 2004, total revenues amounted to $290.7 million, an increase of 1.4 percent over total revenues of $286.8 million for the same period last year.

        All per share amounts presented above are on a diluted basis.

        The Company had 60,606,543 shares of common stock, 10,000 shares of cumulative redeemable perpetual preferred stock, 7,788,748 common operating partnership units and 215,018 $1,000-face-value preferred operating partnership units outstanding as of June 30, 2004.

        The outstanding preferred units are convertible into 6,205,425 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 74,600,716 shares/common units outstanding at June 30, 2004.

        As of June 30, 2004, the Company had total indebtedness of approximately $1.7 billion, with a weighted average annual interest rate of 6.41 percent. Mack-Cali had a total market capitalization of $4.8 billion and a debt-to-undepreciated assets ratio of 38.4 percent at June 30, 2004. The Company had an interest coverage ratio of 3.5 times for the quarter ended June 30, 2004.

        The following is a summary of the Company's recent activity:

Acquisitions

        On June 1, in a strategic real estate transaction with AT&T Corporation ("AT&T"), the Company:

  1.
  Acquired 30 Knightsbridge Road, a four-building office complex, aggregating 680,350 square feet and located in Piscataway, New Jersey. AT&T, which currently occupies the entire complex, has leased back from the Company two of the buildings in the complex, totaling 275,000 square feet, for 10 years and seven months, and has leased back the remaining 405,350 square feet of the complex pursuant to a four-month lease with rights for AT&T to extend;

  2.
  Acquired Kemble Plaza II, a 475,100 square-foot office building located in Morris Township, New Jersey, which the Company had previously sold to AT&T in June of 2000. AT&T, which currently occupies the entire building, has leased back the entire property from the Company for one year;

  3.
  Signed a lease extension at the Company's Kemble Plaza I property in Morris Township, New Jersey, extending AT&T's lease for the entire 387,000 square-foot building for an additional five years to August 2014. Under the lease extension, the Company has agreed, among other things, to fund up to $2.1 million of tenant improvements to be performed by AT&T at the property;

  4.
  Paid cash consideration of approximately $12.9 million to AT&T; and

  5.
  Assumed AT&T's lease obligations with third-party landlords at seven office buildings, aggregating 922,674 square feet, which carry a weighted average remaining term of 4.5 years. The Company has estimated that the obligations, net of estimated sub-lease income, total approximately $84.8 million, with a net present value of approximately $76.2 million utilizing a weighted average discount rate of 4.85 percent. The net present value of the assumed obligations as of June 30, 2004 is included in mortgages, loans payable and other obligations.

        Also in June, the Company acquired a 59.9 acre land site in the Princeton, New Jersey, submarket for $20.5 million. Located at Route One and Meadow Road in West Windsor, adjacent to the Carnegie Center office complex, the site is approved for the development of approximately 760,000 square feet of commercial space, including four office buildings totaling 607,000 square feet and a hotel.

        In April, the Company acquired 5 Wood Hollow Road, a three-story, 317,040 square-foot class A office property located in Parsippany, New Jersey. The building was purchased for approximately $34 million. The acquisition of 5 Wood Hollow Road, which is 100 percent leased to Lucent Technologies, increased the Company's holdings in Parsippany to 14 buildings totaling 2.2 million square feet.

Financing Activity

        In June, the Company's Board of Directors declared a cash dividend of $0.63 per common share (indicating an annual rate of $2.52 per common share) for the second quarter 2004, which was paid on July 19, 2004 to shareholders of record as of July 6, 2004. The Board also declared a cash dividend on its 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period April 15, 2004 through July 14, 2004. The dividend was paid on July 15, 2004 to shareholders of record as of July 6, 2004.

Leasing Information

        Mack-Cali's consolidated in-service portfolio was 92.2 percent leased at June 30, 2004, compared to 91.1 percent leased at March 31, 2004 and 91.5 percent leased at December 31, 2003.

        For the quarter ended June 30, 2004, the Company executed 188 leases totaling 1,523,709 square feet, consisting of 1,299,588 square feet of office space, 217,483 square feet of office/flex space and 6,638 square feet of industrial/warehouse space. Of these totals, 470,978 square feet were for new leases and 1,052,731 square feet were for lease renewals and other tenant retention transactions.

        In addition to AT&T's 387,000 square-foot extension at Kemble Plaza I, highlights of the quarter's leasing transactions include:

  •
  United Retail Incorporated, a specialty retailer of women's apparel, signed a 10-year renewal of its lease for 65,271 square feet at 365 West Passaic Street in Rochelle Park, New Jersey. The 212,578 square-foot class A office building is 93.2 percent leased.

  •
  Jefferies & Company, Inc., an investment bank and operating subsidiary of Jefferies Group, Inc., leased 48,060 square feet, renewing its lease for 42,142 square feet for five years, and expanding its space by 5,918 square feet at Harborside Financial Center Plaza 3 in Jersey City, New Jersey. The 725,600 square-foot class A office building is 100 percent leased.

  •
  State Farm Mutual Auto Insurance signed a new, six-year lease for 47,633 square feet at 9777 Mt. Pyramid Court in Englewood, Colorado. The 120,281 square-foot office building is 91.3 percent leased. In a separate transaction, State Farm extended the term of its lease by 18 months for 12,333 square feet at 1433 Highway 34 in Wall Township, New Jersey.

  •
  Coca-Cola Enterprises, Inc. renewed 44,266 square feet for 10 years, relocating from the Company's property at 3 Skyline Drive in Hawthorne, New York to its 555 Taxter Road building in Elmsford, New York. 555 Taxter Road, located at Taxter Corporate Park, is a 170,554 square-foot class A office building and is 91.7 percent leased.

  •
  The Sherwin Williams Company, a manufacturer, distributor and seller of coatings and related products, renewed its lease for 37,055 square feet at 10 Mountainview Road in Upper Saddle River, New Jersey. The 192,000 square-foot class A office building is 99.1 percent leased.

  •
  Fiberlink Communications Corp., a provider of remote access and security solutions, signed a new 10-year lease for 36,360 square feet at 18 Sentry Park West in Blue Bell, Pennsylvania. The 95,010 square-foot class A office property, located at the Sentry Park Office Campus, is 95.4 percent leased.

  •
  Long Beach Acceptance Corp., a provider of automotive financing, signed a five-year renewal for its 34,759 square-foot headquarters at 650 From Road in Paramus, New Jersey for five years. The 348,510 square-foot class A office building is 97 percent leased.

Information About FFO

        Funds from operations ("FFO") is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income per share as an indication of the Company's performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company's FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts ("NAREIT"). A reconciliation of net income per share to FFO per share is included in the financial tables on page 28.

Key Financial Data

	As of or for the three months ended
	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03
Shares and Units:
Common Shares Outstanding	60,606,543	60,401,346	59,420,484	58,182,631	58,011,329
Common Units Outstanding(a)	13,994,173	13,994,923	14,000,923	14,013,564	14,018,563
Combined Shares and Units	74,600,716	74,396,269	73,421,407	72,196,195	72,029,892
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average—Basic(b)	68,177,358	67,594,169	66,051,264	65,668,258	65,330,939
Weighted Average—Diluted(c)	74,850,171	74,493,146	73,002,872	72,465,396	71,980,343
Common Share Price ($'s):
At the end of the period	41.38	44.91	41.62	39.20	36.38
High during period	45.31	45.00	41.96	39.21	36.50
Low during period	34.16	39.07	36.86	35.35	30.41
Market Capitalization:
($'s in thousands, except ratios)
Market Value of Equity (d)	3,111,978	3,366,136	3,080,799	2,855,091	2,645,447
Total Debt	1,694,500	1,559,769	1,628,584	1,630,930	1,727,635
Total Market Capitalization	4,806,478	4,925,905	4,709,383	4,486,021	4,373,082
Total Debt/ Total Market Capitalization	35.25%	31.66%	34.58%	36.36%	39.51%
Financials:
($'s in thousands, except ratios and per share amounts)
Total Assets	3,820,851	3,694,491	3,749,570	3,711,515	3,794,873
Gross Book Value of Real Estate Assets	4,094,340	3,970,656	3,954,632	3,941,814	3,897,327
Total Liabilities	1,848,902	1,706,081	1,779,983	1,777,015	1,881,724
Total Minority Interests	423,566	426,462	428,099	429,791	428,045
Total Stockholders' Equity	1,548,383	1,561,948	1,541,488	1,504,709	1,485,104
Total Revenues	146,725	143,963	145,624	144,321	142,363
Capitalized Interest	930	914	905	1,717	2,336
Scheduled Principal Payments	2,626	1,178	2,346	1,705	1,444
Interest Coverage Ratio	3.53	3.22	3.28	3.41	3.46
Fixed Charge Coverage Ratio	2.72	2.63	2.57	2.66	2.67
Net Income	16,253	26,823	27,920	50,892	34,260
Net Income Available to Common Shareholders	15,753	26,323	27,420	50,392	33,588
Earnings per Share—diluted	0.43	0.44	0.47	0.84	0.58
FFO per Share—diluted(e)	0.90	0.87	0.91	0.96	0.98
Dividends Declared per Share	0.63	0.63	0.63	0.63	0.63
FFO Payout Ratio—diluted(e)	69.79%	72.26%	69.15%	65.61%	64.16%
Portfolio Size:
Properties	270	263	263	265	263
Total Square Footage	30,048,257	28,257,543	28,257,543	28,505,696	28,883,862
Sq. Ft. Leased at End of Period (f)	92.2%	91.1%	91.5%	90.7%	92.2%

(a)
Includes preferred units on a converted basis into common units.

(b)
Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.

(c)
Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).

(d)
Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.

(e)
Funds from Operations ("FFO") is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See "Information About FFO" on page 11.

(f)
Reflects square feet leased at the Company's consolidated in-service portfolio, excluding in-service development properties in lease up (if any). Excluded from percentage leased at June 30, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 71.1 percent leased at June 30, 2004.

Same Store Results and Analysis(a)
(dollars in thousands)

	For the three months ended June 30,
				% Change
	2004	2003	Change
Total Property Revenues	$140,875	$140,118	$757	0.5

Real Estate Taxes	16,478	15,650	828	5.3
Utilities	9,699	9,081	618	6.8
Operating Services	17,735	16,431	1,304	7.9

Total Property Expenses:	43,912	41,162	2,750	6.7
GAAP Net Operating Income	96,963	98,956	(1,993)	(2.0)
Less: straight-lining of rents adj.	2,491	3,096	(605)	(19.5)

Net Operating Income	$94,472	$95,860	$(1,388)	(1.4)

Percentage Leased at Period End	92.3%	91.0%

Total Properties:	250
Total Square Footage:	26,117,711
	For the six months ended June 30,
				% Change
	2004	2003	Change
Total Property Revenues	$281,798	$280,124	$1,674	0.6

Real Estate Taxes	32,923	31,025	1,898	6.1
Utilities	20,814	19,539	1,275	6.5
Operating Services	34,900	34,862	38	0.1

Total Property Expenses:	88,637	85,426	3,211	3.8
GAAP Net Operating Income	193,161	194,698	(1,537)	(0.8)
Less: straight-lining of rents adj.	5,282	5,202	80	1.5

Net Operating Income	$187,879	$189,496	$(1,617)	(0.9)

Percentage Leased at Period End	92.3%	91.0%

Total Properties:	250
Total Square Footage:	26,117,711

(a)
Excludes three properties identified as held for sale at June 30, 2004.

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company's Effective Ownership %
Office Properties:
G&G Martco	Convention Plaza	1	San Francisco, CA	71.7%	305,618	50.0%
Ashford Loop Associates, LP	1001 South Dairy Ashford	1	Houston, TX	51.1%	130,000	20.0%
Ashford Loop Associates, LP	2100 West Loop South	1	Houston, TX	73.5%	168,000	20.0%
HPMC	Pacific Plaza Phase I	1	Daly City, CA	94.5%	364,384	32.5%
Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	50.4%	232,000	50.0%
Mixed-Use:
HPMC	Pacific Plaza Phase II(a)	1	Daly City, CA	100.0%	100,740	32.5%
Meadowlands Mills/Mack-Cali, LP	Meadowlands Xanadu(b)	n/a	East Rutherford, NJ	n/a	n/a	20.0%
Hotel:
Harborside South Pier	Hyatt Regency South Pier	1	Jersey City, NJ	n/a	350 rooms	50.0%
Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	—	Jersey City, NJ	n/a	n/a	50.0%

(a)
Property consists of a three-story theater and retail complex.

(b)
The venture is developing a family entertainment and recreation complex with an office and hotel component to be built at the Meadowlands sports complex in East Rutherford, New Jersey ("Meadowlands Xanadu"). Meadowlands Xanadu's approximately 4.76 million-square-foot complex is expected to feature a family entertainment destination comprising three themed zones: sports/recreation, children's activities and fashion, in addition to four office buildings, aggregating approximately 1.8 million square feet, and a 520-room hotel.

Unconsolidated Joint Venture Financial Information

        The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of June 30, 2004 and December 31, 2003:

	June 30, 2004
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Combined Total
Assets:
Rental property, net	$163,641	—	$8,774	—	$12,924	$13,291	$35,972	$82,507	$317,109
Other assets	2,879	$13,218	3,650	—	1,571	703	733	11,225	33,979

Total assets	$166,520	$13,218	$12,424	—	$14,495	$13,994	$36,705	$93,732	$351,088

Liabilities and partners'/members' capital (deficit):
Mortgages, loans payable and other obligations	—	—	$43,039	—	—	$14,936	—	$70,314	$128,289
Other liabilities	$1,866	$146	558	—	$1,377	401	$482	3,383	8,213
Partners'/members' capital (deficit)	164,654	13,072	(31,173)	—	13,118	(1,343)	36,223	20,035	214,586

Total liabilities and partners'/members' capital (deficit)	$166,520	$13,218	$12,424	—	$14,495	$13,994	$36,705	$93,732	$351,088

Company's net investment in unconsolidated joint ventures, net	$5,735	$13,856	$6,907	—	$6,480	—	$7,684	$12,580	$53,242

	December 31, 2003
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Combined Total
Assets:
Rental property, net	$142,968	—	$7,207	—	$13,196	$13,262	$36,058	$85,488	$298,179
Other assets	1,535	$13,598	3,091	—	3,307	548	336	11,065	33,480

Total assets	$144,503	$13,598	$10,298	—	$16,503	$13,810	$36,394	$96,553	$331,659

Liabilities and partners'/member's capital (deficit):
Mortgages, loans payable and other obligations	—	—	$41,563	—	—	$14,936	—	$73,175	$129,674
Other liabilities	$1,571	$44	868	—	$1,472	88	$712	2,788	7,543
Partners'/members' capital (deficit)	142,932	13,554	(32,133)	—	15,031	(1,214)	35,682	20,590	194,442

Total liabilities and partners'/ member's capital (deficit)	$144,503	$13,598	$10,298	—	$16,503	$13,810	$36,394	$96,553	$331,659

Company's net investment in unconsolidated joint ventures, net	$1,073	$12,808	$6,427	—	$7,437	—	$7,575	$13,304	$48,624

        The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended June 30, 2004 and 2003:

	Three Months Ended June 30, 2004
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	—	$4	$1,913	—	$16	$394	$809	$7,950	—	$11,086
Operating and other expenses	—	(87)	(865)	—	(14)	(322)	(817)	(4,950)	—	(7,055)
Depreciation and amortization	—	—	(260)	—	(154)	(153)	(242)	(1,646)	—	(2,455)
Interest expense	—	—	(287)	—	—	(106)	—	(515)	—	(908)

Net income	—	$(83)	$501	—	$(152)	$(187)	$(250)	$839	—	$668

Company's equity in earnings (loss) of unconsolidated joint ventures	—	$526	$250	—	$(76)	—	$(50)	$440	$(125)	$965

	Three Months Ended June 30, 2003
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	—	$4,645	$3,371	$5,489	—	$50	$979	$5,949	—	$20,483
Operating and other expenses	—	(17)	(996)	(642)	—	(247)	(771)	(4,150)	—	(6,823)
Depreciation and amortization	—	—	(422)	(944)	—	(139)	(243)	(1,548)	—	(3,296)
Interest expense	—	—	(398)	—	—	(117)	—	(791)	—	(1,306)

Net income	—	$4,628	$1,555	$3,903	—	$(453)	$(35)	$(540)	—	$9,058

Company's equity in earnings (loss) of unconsolidated joint ventures	—	$2,339	$777	$3,980	—	—	$(7)	$(270)	$(814)	$6,005

        The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the six months ended June 30, 2004 and 2003:

	Six Months Ended June 30, 2004
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	—	$79	$3,839	—	$81	$497	$1,585	$13,661	—	$19,742
Operating and other expenses	—	(253)	(1,766)	—	(62)	(572)	(1,394)	(9,104)	—	(13,151)
Depreciation and amortization	—	—	(540)	—	(308)	(291)	(486)	(3,192)	—	(4,817)
Interest expense	—	—	(574)	—	—	(213)	—	(1,067)	—	(1,854)

Net income	—	$(174)	$959	—	$(289)	$(579)	$(295)	$298	—	$(80)

Company's equity in earnings (loss) of unconsolidated joint ventures	—	$1,047	$479	—	$(144)	$(225)	$(59)	$169	$(145)	$1,122

	Six Months Ended June 30, 2003
	Meadowlands Xanadu	HPMC	G&G Martco	American Financial Exchange	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	—	$4,623	$6,730	$11,574	—	$118	$1,966	$9,691	—	$34,702
Operating and other expenses	—	(20)	(1,962)	(1,562)	—	(516)	(1,729)	(7,447)	—	(13,236)
Depreciation and amortization	—	—	(835)	(1,800)	—	(277)	(487)	(3,097)	—	(6,496)
Interest expense	—	—	(849)	—	—	(237)	—	(1,595)	—	(2,681)

Net income	—	$4,603	$3,084	$8,212	—	$(912)	$(250)	$(2,448)	—	$12,289

Company's equity in earnings (loss) of unconsolidated joint ventures	—	$2,423	$1,419	$8,185	—	$(1,232)	$(22)	$(1,574)	$(1,100)	$8,099

Select Financial Ratios

	June 30,
Ratios Computed For Industry Comparisons:
	2004	2003
Financial Position Ratios:
Total Debt/Total Book	44.35%	45.53%
Capitalization
(Book value) (%)
Total Debt/Total Market	35.25%	39.51%
Capitalization
(Market value) (%)
Total Debt/Total Undepreciated	38.38%	40.27%
Assets (%)
Secured Debt/Total Undepreciated	12.79%	11.78%
Assets (%)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Operational Ratios:
Interest Coverage
(Funds from Operations+Interest Expense)/Interest Expense(x)	3.53	3.46	3.37	3.40
Debt Service Coverage
(Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.)(x)	3.22	3.30	3.16	3.24
Fixed Charge Coverage
(Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.72	2.67	2.67	2.66
FFO Payout
(Dividends Declared/Funds from Operations)(%)	69.79%	64.16%	71.00%	64.67%

Debt Analysis
(as of June 30, 2004)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,030,702	60.83%	6.80%	7.09
Fixed Rate Secured Debt and Other Obligations	532,645	31.43%	6.76%	2.17
Variable Rate Unsecured Debt	98,975	5.84%	1.93%	1.24
Variable Rate Secured Debt	32,178	1.90%	1.83%	4.58

Totals/Weighted Average:	$1,694,500	100.00%	6.41%	5.15

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments(a)
July 1 to December 31, 2004	$14,131	—	$14,131	5.58%
2005	23,897	$352,224	376,121	5.66%
2006	17,940	144,642	162,582	7.10%
2007	17,231	9,364	26,595	5.70%
2008	16,544	—	16,544	4.97%
Thereafter	8,822	1,098,320	1,107,142	6.64%

Sub-total	98,565	1,604,550	1,703,115	6.41%
Adjustment for unamortized debt discount/premium, net, as of June 30, 2004	(8,615)	—	(8,615)	—

Totals/Weighted Average:	$89,950	$1,604,550	$1,694,500	6.41%

(a)
Actual weighted average LIBOR contract rates relating to the Company's outstanding debt as of June 30, 2004 of 1.22 percent was used in calculating revolving credit facility and other variable rate debt interest rates.

Debt Maturities
(dollars in thousands)

	July 1- Dec 31, 2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	TOTALS
Secured Debt:
Mack-Cali Centre VI		$35,000										$35,000
Prudential Portfolio		150,000										150,000
Mack-Cali Bridgewater I		23,000										23,000
Mack-Cali Woodbridge II		17,500										17,500
Mack-Cali Short Hills		22,089										22,089
500 West Putnam Ave		5,660										5,660
Harborside Financial Center- Plazas 2 & 3			$144,642									144,642
Mack-Cali Airport				$9,364								9,364
Kemble Plaza I						$32,178						32,178
2200 Renaissance Boulevard									$15,234			15,234
Soundview Plaza										$14,889		14,889

Total Secured Debt:	$—	$253,249	$144,642	$9,364	$—	$32,178	$—	$—	$15,234	$14,889	$—	$469,556

Unsecured Debt:
Unsecured credit facility		$98,975										$98,975
7.250% unsecured notes due 3/09						$300,000						300,000
7.835% unsecured notes due 12/10							$15,000					15,000
7.750% unsecured notes due 2/11								$300,000				300,000
6.150% unsecured notes due 12/12									$94,914			94,914
5.820% unsecured notes due 3/13										$26,105		26,105
4.600% unsecured notes due 6/13										100,000		100,000
5.125% unsecured notes due 2/14											$200,000	200,000

Total Unsecured Debt:	$—	$98,975	$—	$—	$—	$300,000	$15,000	$300,000	$94,914	$126,105	$200,000	$1,134,994

Total Debt:	$—	$352,224	$144,642	$9,364	$—	$332,178	$15,000	$300,000	$110,148	$140,994	$200,000	$1,604,550

Debt Detail
(dollars in thousands)

			Principal Balance at
Property Name	Lender	Effective Interest Rate	June 30, 2004	December 31, 2003	Date of Maturity
Senior Unsecured Notes: (a)
7.000%, $300,000 Face Amount Notes	public debt	7.270%	—	$299,983	—
7.250%, $300,000 Face Amount Notes	public debt	7.490%	$298,894	298,777	03/15/09
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	298,862	298,775	02/15/11
6.150%, $94,914 Face Amount Notes	public debt	6.894%	90,752	90,506	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,143	25,089	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,744	99,729	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	202,307	—	02/15/14

Total Senior Unsecured Notes:			$1,030,702	$1,127,859

Revolving Credit Facilities:
Unsecured Facility (b)	15 Lenders	LIBOR+0.700%	$98,975	—	09/27/05

Total Revolving Credit Facilities:			$98,975	—

Property Mortgages: (c)
400 Chestnut Ridge	Prudential Insurance Co.	9.440%	—	$10,374	—
Mack-Cali Centre VI	Principal Life Insurance Co.	6.865%	$35,000	35,000	04/01/05
Various (d)	Prudential Insurance Co.	7.100%	150,000	150,000	05/15/05
Mack-Cali Bridgewater I	New York Life Ins. Co.	7.000%	23,000	23,000	09/10/05
Mack-Cali Woodbridge II	New York Life Ins. Co.	7.500%	17,500	17,500	09/10/05
Mack-Cali Short Hills	Prudential Insurance Co.	7.740%	23,235	23,592	10/01/05
500 West Putnam Avenue	New York Life Ins. Co.	6.520%	7,007	7,495	10/10/05
Harborside—Plazas 2 and 3	Northwestern/Principal	7.366%	151,760	153,603	01/01/06
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	9,950	10,030	04/01/07
Kemble Plaza I	Mitsubishi Tr & Bk Co.	LIBOR+0.650%	32,178	32,178	01/31/09
2200 Renaissance Boulevard	TIAA	5.888%	18,670	18,800	12/01/12
Soundview Plaza	TIAA	6.015%	19,002	19,153	01/01/13
Assumed Obligations	n/a	4.849%	77,521	—	5/1/09 (e	)

Total Mortgages, Loans Payable and Other Obligations:			$564,823	$500,725

Total Debt:			$1,694,500	$1,628,584

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)
Total borrowing capacity under this facility is $600 million.

(c)
Effective interest rate for mortgages and loans payable reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)
The mortgage is secured by 11 properties.

(e)
The obligations mature at various times between December 2004 and May 2009.

III. FINANCIAL INFORMATION

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Revenues
Base rents	$128,197	$125,201	$253,152	$248,395
Escalations and recoveries from tenants	16,036	13,915	31,571	29,382
Parking and other	2,492	3,247	5,965	9,070

Total revenues	146,725	142,363	290,688	286,847

Expenses
Real estate taxes	16,839	15,652	33,433	31,094
Utilities	9,775	9,133	20,954	19,618
Operating services	19,504	17,102	37,131	36,573
General and administrative	8,689	6,874	15,096	13,605
Depreciation and amortization	32,651	28,691	63,337	57,295
Interest expense	26,671	28,722	55,867	58,233
Interest income	(220)	(265)	(940)	(591)
Loss on early retirement of debt, net	—	970	—	2,372

Total expenses	113,909	106,879	224,878	218,199

Income from continuing operations before minority interest and equity in earnings of unconsolidated joint ventures	32,816	35,484	65,810	68,648
Minority interest in Operating Partnership	(7,154)	(7,606)	(14,359)	(15,043)
Equity in earnings of unconsolidated joint ventures (net of minority interest), net	965	6,005	1,122	8,099
Gain on sale of investment in unconsolidated joint venture (net of minority interest)	—	—	637	—

Income from continuing operations	26,627	33,883	53,210	61,704
Discontinued operations (net of minority interest):
Income from discontinued operations	127	377	367	1,372
Realized gains (unrealized losses) on disposition of rental property, net	(10,501)	—	(10,501)	1,165

Total discontinued operations, net	(10,374)	377	(10,134)	2,537

Net income	16,253	34,260	43,076	64,241
Preferred stock dividends	(500)	(672)	(1,000)	(672)

Net income available to common shareholders	$15,753	$33,588	$42,076	$63,569

Basic earnings per common share:
Income from continuing operations	$0.43	$0.58	$0.87	$1.06
Discontinued operations	(0.17)	—	(0.17)	0.05

Net income available to common shareholders	$0.26	$0.58	$0.70	$1.11

Diluted earnings per common share:
Income from continuing operations	$0.43	$0.58	$0.86	$1.06
Discontinued operations	(0.17)	—	(0.17)	0.04

Net income available to common shareholders	$0.26	$0.58	$0.69	$1.10

Dividends declared per common share	$0.63	$0.63	$1.26	$1.26

Basic weighted average shares outstanding	60,388	57,529	60,094	57,379

Diluted weighted average shares outstanding	68,645	65,761	68,466	65,454

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts)

	June 30, 2004 (unaudited)	December 31, 2003
Assets
Rental property
Land and leasehold interests	$588,228	$552,287
Buildings and improvements	3,252,593	3,176,236
Tenant improvements	239,625	218,493
Furniture, fixtures and equipment	7,584	7,616

	4,088,030	3,954,632
Less—accumulated depreciation and amortization	(594,402)	(546,007)

	3,493,628	3,408,625
Rental property held for sale, net	32,929	—

Net investment in rental property	3,526,557	3,408,625
Cash and cash equivalents	7,933	78,375
Investments in unconsolidated joint ventures, net	53,242	48,624
Unbilled rents receivable, net	80,582	74,608
Deferred charges and other assets, net	141,538	126,791
Restricted cash	7,840	8,089
Accounts receivable, net of allowance for doubtful accounts of $1,820 and $1,392	3,159	4,458

Total assets	$3,820,851	$3,749,570

Liabilities and Stockholders' Equity
Senior unsecured notes	$1,030,702	$1,127,859
Revolving credit facilities	98,975	—
Mortgages, loans payable and other obligations	564,823	500,725
Dividends and distributions payable	47,501	46,873
Accounts payable and accrued expenses	43,269	41,423
Rents received in advance and security deposits	41,051	40,099
Accrued interest payable	22,581	23,004

Total liabilities	1,848,902	1,779,983

Minority interest in Operating Partnership	423,566	428,099

Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized, 60,606,543 and 59,420,484 shares outstanding	606	594
Additional paid-in capital	1,636,538	1,597,785
Dividends in excess of net earnings	(108,965)	(74,721)
Unamortized stock compensation	(4,796)	(7,170)

Total stockholders' equity	1,548,383	1,541,488

Total liabilities and stockholders' equity	$3,820,851	$3,749,570

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Stockholders' Equity
For the six months ended June 30, 2004
(in thousands) (unaudited)

	Shares	Preferred Amount	Shares	Common Par Value	Additional Paid-In Capital	Dividends in Excess of Net Earnings	Unamortized Stock Compensation	Total Stockholders' Equity
Balance at January 1, 2004	10	$25,000	59,420	$594	$1,597,785	$(74,721)	$(7,170)	$1,541,488
Net income	—	—	—	—	—	43,076	—	43,076
Preferred stock dividends	—	—	—	—	—	(1,000)	—	(1,000)
Common stock dividends	—	—	—	—	—	(76,320)	—	(76,320)
Redemption of common units for shares of common stock	—	—	6	—	180	—	—	180
Shares issued under Dividend Reinvestment and Stock Purchase Plan	—	—	8	—	273	—	—	273
Proceeds from stock options exercised	—	—	1,041	10	33,277	—	—	33,287
Proceeds from stock warrants exercised	—	—	149	2	4,923	—	—	4,925
Stock options expense	—	—	—	—	334	—	—	334
Deferred compensation plan for directors	—	—	—	—	130	—	—	130
Issuance of Restricted Stock Awards	—	—	2	—	76	—	(76)	—
Amortization of stock compensation	—	—	—	—	—	—	2,010	2,010
Adjustment to fair value of Restricted Stock Awards	—	—	—	—	135	—	(135)	—
Cancellation of Restricted Stock Awards	—	—	(19)	—	(575)	—	575	—

Balance at June 30, 2004	10	$25,000	60,607	$606	$1,636,538	$(108,965)	$(4,796)	$1,548,383

Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Net income available to common shareholders	$15,753	$33,588	$42,076	$63,569
Add: Minority interest in Operating Partnership	7,154	7,606	14,359	15,043
Minority interest in equity in earnings of unconsolidated joint ventures	125	814	145	1,100
Minority interest in gain on sale of investment in unconsolidated joint venture	—	—	83	—
Minority interest in discontinued operations	(1,339)	51	(1,308)	347
Real estate-related depreciation and amortization on continuing operations (a)	33,571	30,385	65,141	62,030
Real estate-related depreciation and amortization on discontinued operations	435	663	872	1,314
Deduct: Equity in earnings-gain on disposition of rental property	—	(2,427)	—	(2,427)
Gain on sale of investment in unconsolidated joint venture	—	—	(720)	—
Add (Deduct): Discontinued operations—Realized gains (unrealized losses) on disposition of rental property, net	11,856	—	11,856	(1,324)

Funds from operations available to common shareholders (b)	$67,555	$70,680	$132,504	$139,652

Diluted weighted average shares/units outstanding (c)	74,850	71,980	74,671	71,679
Funds from operations per share/unit—diluted	$0.90	$0.98	$1.77	$1.95
Dividend declared per common share	$0.63	$0.63	$1.26	$1.26
Dividend payout ratios:
Funds from operations-diluted	69.79%	64.16%	71.00%	64.67%
Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$2,141	$2,551	$3,058	$3,548
Tenant improvements and leasing commissions	$11,349	$10,187	$23,516	$19,146
Straight-line rent adjustments (d)	$3,060	$4,179	$6,251	$7,589

(a)
Includes the Company's share from unconsolidated joint ventures of $1,078 and $1,901 for the three months ended June 30, 2004 and 2003, respectively and $2,117 and $5,071 for the six months ended June 30, 2004 and 2003, respectively.

(b)
Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See "Information About FFO" on page 11.

(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (13,995 shares and 14,021 shares for the three months ended June 30, 2004 and 2003, respectively and 13,997 shares and 14,032 shares for the six months ended June 30, 2004 and 2003 respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 29.

(d)
Includes the Company's share from unconsolidated joint ventures of $146 and $949 for the three months ended June 30, 2004 and 2003, respectively and $289 and $1,953 for the six months ended June 30, 2004 and 2003, respectively.

Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Net income available to common shareholders	$0.26	$0.58	$0.69	$1.10
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.45	0.42	0.87	0.87
Real estate-related depreciation and amortization on discontinued operations	0.01	0.01	0.01	0.02
Deduct: Equity in earnings-gain on disposition of rental property	—	(0.03)	—	(0.03)
Gain on sale of investment in unconsolidated joint venture	—	—	(0.01)	—
Discontinued operations—Realized gain on disposition of rental property	—	—	—	(0.02)
Add: Realized gains (unrealized losses) on disposition of rental property, net	0.16	—	0.16	—
Minority Interest/Rounding Adjustment	0.02	—	0.05	0.01

Funds from operations available to common shareholders (b)	$0.90	$0.98	$1.77	$1.95

Diluted weighted average shares/units outstanding (c)	74,850	71,980	74,671	71,679

(a)
Includes the Company's share from unconsolidated joint ventures of $0.01 and $0.03 for the three months ended June 30, 2004 and 2003, respectively and $0.03 and $0.07 for the six months ended June 30, 2004 and 2003, respectively.

(b)
Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See "Information About FFO" on page 11.

(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (13,995 shares and 14,021 shares for the three months ended June 30, 2004 and 2003, respectively and 13,997 shares and 14,032 shares for the six months ended June 30, 2004 and 2003, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 29.

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

        The following schedule reconciles the Company's basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Basic weighted average shares outstanding:	60,388	57,529	60,094	57,379
Add: Weighted average common units	7,789	7,802	7,792	7,807

Basic weighted average shares/units:	68,177	65,331	67,886	65,186
Add: Weighted average preferred units (after conversion to common units)	6,205	6,219	6,205	6,225
Stock options	467	427	569	267
Stock warrants	1	3	11	1

Diluted weighted average shares/units outstanding:	74,850	71,980	74,671	71,679

IV.    VALUE CREATION PIPELINE

IV.    VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the six months ended June 30, 2004
Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company(a)
Office:
04/14/04	5 Wood Hollow Road(b)	Parsipanny, Morris County, NJ	1	317,040	$34,125
05/12/04	210 South 16th Street(c)	Omaha, Douglas County, NE	1	318,224	8,507
06/01/04	30 Knightsbridge Road(d)	Piscataway, Middlesex County, NJ	4	680,350	49,745
06/01/04	412 Mt. Kemble Avenue(d)	Morris Township, Morris County, NJ	1	475,100	40,300

Total Property Acquisitions:			7	1,790,714	$132,677

(a)
Amounts are as of June 30, 2004.

(b)
Transaction was funded primarily through borrowing on the Company's revolving credit facility.

(c)
Property was acquired through the Company's receipt of a deed in lieu of foreclosure in satisfaction of the Company's mortgage note receivable, which was collateralized by the acquired property.

(d)
Properties were acquired from AT&T Corporation ("AT&T"), a tenant of the Company, for cash and assumed obligations, as follows:

1.
Acquired 30 Knightsbridge Road, a four-building office complex, aggregating 680,350 square feet and located in Piscataway, New Jersey. AT&T, which currently occupies the entire complex, has leased back from the Company two of the buildings in the complex, totaling 275,000 square feet, for 10 years and seven months, and has leased back the remaining 405,350 square feet of the complex pursuant to a four-month lease with certain rights for AT&T to extend;

2.
Acquired Kemble Plaza II, a 475,100 square-foot office building located in Morris Township, New Jersey, which the Company had previously sold to AT&T in June of 2000. AT&T, which currently occupies the entire building, has leased back the entire property from the Company for one year;

3.
Signed a lease extension at the Company's Kemble Plaza I property in Morris Township, New Jersey, extending AT&T's lease for the entire 387,000 square-foot building for an additional five years to August 2014. Under the lease extension, the Company has agreed, among other things, to fund up to $2.1 million of tenant improvements to be performed by AT&T at the property;

4.
Paid cash consideration of approximately $12.9 million to AT&T; and

5.
Assumed AT&T's lease obligations with third-party landlords at seven office buildings, aggregating 922,674 square feet, which carry a weighted average remaining term of 4.5 years. The Company has estimated that the obligations, net of estimated sub-lease income, total approximately $84.8 million, with a net present value of approximately $76.2 million utilizing a weighted average discount rate of 4.85 percent. The net present value of the assumed obligations as of June 30, 2004 is included in mortgages, loans payable and other obligations.

For the year ended December 31, 2003

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company(a)
Office:
09/12/03	4 Sentry Parkway	Blue Bell, Montgomery County, PA	1	63,930	$10,432
09/23/03	14 Commerce Drive	Cranford, Union County, NJ	1	67,189	8,387

Total Office Property Acquisitions:			2	131,119	18,819

Office/Flex:
08/19/03	3 Odell Plaza	Yonkers, Westchester County, NY	1	71,065	6,100

Total Property Acquisitions:			3	202,184	$24,919

(a)
Transactions were funded primarily through borrowings on the Company's revolving credit facility, from net proceeds received in the sale or sales of rental property, and/or from the Company's cash reserves. Amounts are as of December 31, 2003.

Acquisition Property Profile

Property Name:	5 Wood Hollow Road
Product Type:	Office Building
Location:	Parsippany, Morris County, New Jersey
Description:	Class A, three-story office building
Size:	317,040 square feet
Year Constructed:	1979
Closing Date:	April 14, 2004
Acquisition Cost:	$34.1 million
Funding Source:	Borrowing on the Company's revolving credit facility
Percentage Leased:	100.0%
Number of Tenants:	1
Tenant:	Lucent Technologies, Inc. (317,040 square feet)

Acquisition Property Profile

Property Name:	210 South 16th Street
Product Type:	Office Building
Location:	Omaha, Douglas County, Nebraska
Description:	Class A, ten-story office building
Size:	318,224 square feet
Year Constructed:	1894
Closing Date:	May 12, 2004
Acquisition Cost:	$8.5 million
Funding Source:	Acquired property through receipt of a deed in lieu of foreclosure in satisfaction of the Company's mortgage note receivable, which was collateralized by the acquired property
Percentage Leased:	71.1%
Number of Tenants:	28
Significant Tenant:	Union Pacific Railroad (177,448 square feet)

Acquisition Property Profile

Property Name:	30 Knightsbridge Road
Product Type:	Office Buildings
Location:	Piscataway, Middlesex County, New Jersey
Description:	Four Class A office buildings (two-four stories each)
Size:	680,350 square feet
Year Constructed:	1977
Closing Date:	June 1, 2004
Acquisition Cost:	$49.7 million
Funding Source:	Borrowing on the Company's revolving credit facility and assumption of obligations.
Percentage Leased:	100.0%
Number of Tenants:	1
Tenant:	AT&T Corp. (680,350 square feet)

Acquisition Property Profile

Property Name:	412 Mount Kemble Avenue
Product Type:	Office Building
Location:	Morris Township, Morris County, New Jersey
Description:	Class A, four-story office building
Size:	475,100 square feet
Year Constructed:	1986
Closing Date:	June 1, 2004
Acquisition Cost:	$40.3 million
Funding Source:	Borrowing on the Company's revolving credit facility and assumption of obligations.
Percentage Leased:	100.0%
Number of Tenants:	1
Tenant:	AT&T Corp. (475,100 square feet)

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton	NJ	33.5	300,000	Office/Flex/Retail
Plaza VIII and IX Associates, L.L.C. (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (b)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	110.0	1,350,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Palladium Realty	West Windsor	NJ	59.9	760,000	Office/Hotel
Elmsford Distribution Center (c)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (c)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Tri West Plaza II (c)	Dallas	TX	4.5	500,000	Office
Hilltop Business Center	Littleton	CO	7.1	128,000	Office
Pacific Plaza Phase III (d)	Daly City	CA	2.5	270,000	Office

Total:			375.2	9,012,250

(a)
Land owned by unconsolidated joint venture in which Mack-Cali is an equity partner.

(b)
In addition, there are 21 acres of riparian property.

(c)
Mack-Cali holds an option to purchase this land.

(d)
Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.

Rental Property Sales
(dollars in thousands)

For the six months ended June 30, 2004

No Activity.

For the year ended December 31, 2003

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
03/28/03	1770 St. James Place	Houston, Harris County, TX	1	103,689	$5,469	$4,145	$1,324
10/31/03	111 Soledad	San Antonio, Bexar County, TX	1	248,153	10,782	10,538	244

Total Office Property Sales:			2	351,842	$16,251	$14,683	$1,568

Land:
11/19/03	Home Depot	Hamilton Township, Mercer County, NJ	1	27.7 acres	2,471	498	1,973

Total Property Sales:			3	351,842	$18,722	$15,181	$3,541

Rental Property Held For Sale
(dollars in thousands)

At June 30, 2004

Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Book Value At 6/30/04
Office:
3030 LBJ Freeway	Dallas, Dallas County, TX	1	367,018	$21,131
1122 Alma Road	Richardson, Dallas County, TX	1	82,576	2,338
84 N.E. Loop 410	San Antonio, Bexar County, TX	1	187,312	9,460

Totals:		3	636,906	$32,929

V. PORTFOLIO/ LEASING STATISTICS

V. PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended June 30, 2004)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 3/31/04	Leased Sq. Ft. Acquired (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/04 (c)	Pct. Leased 6/30/04 (d)	Pct. Leased 3/31/04
Northeast
Northern NJ	10,069,641	792,140	(812,941)	814,003	1,062	10,862,843	91.8%	91.2%
Central NJ	2,754,759	680,350	(53,978)	38,090	(15,888)	3,419,221	92.6%	91.5%
Westchester Co., NY	4,627,546	—	(169,402)	214,076	44,674	4,672,220	96.1%	95.1%
Sub. Philadelphia	3,128,765	—	(130,058)	177,806	47,748	3,176,513	90.8%	89.4%
Fairfield, CT	772,190	—	(15,916)	20,105	4,189	776,379	91.1%	90.6%
Washington, DC/MD	445,599	—	—	—	—	445,599	98.9%	98.9%
Dutchess/Nassau/Rockland Co., NY	568,302	—	242	7,313	7,555	575,857	97.3%	96.1%

Total Northeast	22,366,802	1,472,490	(1,182,053)	1,271,393	89,340	23,928,632	92.8%	92.0%

Southwest/West
Texas	419,553	—	(22,453)	61,655	39,202	458,755	72.0%	65.9%
Colorado	1,344,927	—	(58,120)	129,976	71,856	1,416,783	90.5%	85.9%
San Francisco	438,590	—	(77,483)	60,685	(16,798)	421,792	93.5%	97.3%

Total Southwest/West	2,203,070	—	(158,056)	252,316	94,260	2,297,330	86.6%	83.0%

Company Totals	24,569,872	1,472,490	(1,340,109)	1,523,709	183,600	26,225,962	92.2%	91.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2004	26,956,801
Total sq. ft. of properties added this period	1,472,490

Total sq. ft. as of June 30, 2004	28,429,291

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
Includes leases expiring June 30, 2004 aggregating 71,925 square feet for which no new leases were signed.

(d)
Excluded from percentage leased at June 30, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 71.1 percent leased at June 30, 2004.

Leasing Statistics
(For the three months ended June 30, 2004)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)
Northeast
Northern NJ	Office	37	799,160	78,478	720,682	8.0	20.12	1.29
	Office/Flex	2	14,843	—	14,843	3.4	18.12	0.85
Central NJ	Office	6	18,139	12,994	5,145	4.6	22.91	2.51
	Office/Flex	2	19,951	—	19,951	1.3	15.29	0.80
Westchester Co., NY	Office	22	123,794	68,763	55,031	6.8	24.65	4.25
	Office/Flex	16	83,644	38,586	45,058	4.3	14.35	1.06
	Industrial/Warehouse	1	6,638	6,638	—	5.0	9.50	0.41
Sub. Philadelphia	Office	15	78,761	63,850	14,911	7.7	22.94	2.47
	Office/Flex	12	99,045	19,905	79,140	3.1	8.78	1.24
Fairfield, CT	Office	5	20,105	13,500	6,605	5.1	23.20	5.69
Dutchess/Nassau/Rockland Co., NY	Office	3	7,313	7,313	—	4.7	21.18	0.87

Total Northeast		121	1,271,393	310,027	961,366	7.0	19.41	1.75

Southwest/West
Texas	Office	7	61,655	55,714	5,941	9.8	16.70	3.58
Colorado	Office	20	129,976	90,894	39,082	4.8	14.26	3.76
San Francisco	Office	40	60,685	14,343	46,342	4.7	22.76	3.41

Total Southwest/West		67	252,316	160,951	91,365	6.0	16.90	3.62

Company Totals		188	1,523,709	470,978	1,052,731	6.8	19.00	2.03

Detail by Property Type
	Office	155	1,299,588	405,849	893,739	7.4	20.19	2.11
	Office/Flex	32	217,483	58,491	158,992	3.4	12.16	1.11
	Industrial/Warehouse	1	6,638	6,638	—	5.0	9.50	0.41

Company Totals		188	1,523,709	470,978	1,052,731	6.8	19.00	2.03

Tenant Retention:	Leases Retained	55.8%
	Sq. Ft. Retained	78.5%

(a)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(b)
For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)
Represents estimated workletter costs of $14,416,624 and commissions of $6,003,045 committed, but not necessarily expended, during the period for second generation space aggregating 1,484,485 square feet.

Leasing Statistics
(For the three months ended June 30, 2004)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 3/31/04	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/04	Pct. Leased 6/30/04	Pct. Leased 3/31/04
New York	117,000	—	—	—	—	117,000	50.4%	50.4%
Texas	189,664	—	(4,554)	4,923	369	190,033	63.8%	63.6%
California	628,112	—	—	36,079	36,079	664,191	86.2%	81.5%

Totals	934,776	—	(4,554)	41,002	36,448	971,224	74.7%	71.9%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2004	1,300,742
Total sq. ft. of properties added/sold this period	—

Total sq. ft. as of June 30, 2004	1,300,742

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (d)
Texas	2	4,923	—	4,923	4.8	14.56	2.93
California	1	36,079	—	36,079	1.5	22.08	0.72

Totals	3	41,002	—	41,002	1.9	21.18	1.39

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)
Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(d)
Represents estimated workletter costs of $46,859 and commissions of $60,723 committed, but not necessarily expended, during the period for second generation space aggregating 42,002 square feet.

Leasing Statistics
(For the six months ended June 30, 2004)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
							Pct. Leased 6/30/04 (d)
Region/Market	Sq. Ft. Leased 12/31/03	Leased Sq. Ft. Acquired (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/04 (c)		Pct. Leased 12/31/03
Northeast
Northern NJ	10,077,784	792,140	(1,084,517)	1,077,436	(7,081)	10,862,843	91.8%	91.3%
Central NJ	2,777,279	680,350	(185,015)	146,607	(38,408)	3,419,221	92.6%	92.2%
Westchester Co., NY	4,617,800	—	(328,557)	382,977	54,420	4,672,220	96.1%	94.9%
Sub. Philadelphia	3,113,865	—	(231,059)	293,707	62,648	3,176,513	90.8%	89.0%
Fairfield, CT	781,306	—	(37,598)	32,671	(4,927)	776,379	91.1%	91.7%
Washington, DC/MD	444,273	—	—	1,326	1,326	445,599	98.9%	98.6%
Dutchess/Nassau/Rockland Co., NY	570,868	—	(6,700)	11,689	4,989	575,857	97.3%	96.5%

Total Northeast	22,383,175	1,472,490	(1,873,446)	1,946,413	72,967	23,928,632	92.8%	92.1%

Southwest/West
Texas	511,567	—	(125,580)	72,768	(52,812)	458,755	72.0%	80.3%
Colorado	1,336,157	—	(78,675)	159,301	80,626	1,416,783	90.5%	85.4%
San Francisco	440,061	—	(90,833)	72,564	(18,269)	421,792	93.5%	97.6%

Total Southwest/West	2,287,785	—	(295,088)	304,633	9,545	2,297,330	86.6%	86.2%

Company Totals	24,670,960	1,472,490	(2,168,534)	2,251,046	82,512	26,225,962	92.2%	91.5%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2003	26,956,801
Total sq. ft. of properties added this period	1,472,490

Total sq. ft. as of June 30, 2004	28,429,291

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
Includes leases expiring June 30, 2004 aggregating 71,925 square feet for which no new leases were signed.

(d)
Excluded from percentage leased at June 30, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 71.1 percent leased at June 30, 2004.

Leasing Statistics
(For the six months ended June 30, 2004)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market

Region/Market	Property Type	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)
Northeast
Northern NJ	Office	68	1,052,076	197,637	854,439	7.4	21.36	1.36
	Office/Flex	4	25,360	3,534	21,826	4.8	18.07	2.01
Central NJ	Office	23	124,631	51,154	73,477	4.7	20.74	2.12
	Office/Flex	3	21,976	2,025	19,951	1.5	15.42	0.93
Westchester Co., NY	Office	49	191,085	93,111	97,974	6.0	24.29	3.70
	Office/Flex	28	168,354	54,631	113,723	3.1	13.52	1.09
	Industrial/Warehouse	2	14,238	14,238	—	6.0	11.02	0.79
	Retail	1	9,300	—	9,300	5.0	34.79	1.25
Sub. Philadelphia	Office	23	147,571	79,071	68,500	6.9	23.15	2.08
	Office/Flex	15	146,136	45,351	100,785	3.6	8.36	1.15
Fairfield, CT	Office	9	29,896	14,855	15,041	4.3	23.31	4.95
	Office/Flex	1	2,775	—	2,775	5.0	18.30	1.20
Washington, DC/MD	Office	1	1,326	—	1,326	8.9	43.70	3.21
Dutchess/Nassau/Rockland Co., NY	Office	5	11,689	10,180	1,509	4.6	22.24	1.06

Total Northeast		232	1,946,413	565,787	1,380,626	6.2	20.01	1.83

Southwest/West
Texas	Office	12	72,768	64,945	7,823	8.8	16.53	3.59
Colorado	Office	28	159,301	98,704	60,597	4.6	13.95	3.54
San Francisco	Office	67	72,564	15,885	56,679	4.4	23.51	3.43

Total Southwest/West		107	304,633	179,534	125,099	5.6	16.85	3.54

Company Totals		339	2,251,046	745,321	1,505,725	6.1	19.59	2.06

Detail by Property Type
	Office	285	1,862,907	625,542	1,237,365	6.7	21.08	2.16
	Office/Flex	51	364,601	105,541	259,060	3.3	11.92	1.21
	Industrial/Warehouse	2	14,238	14,238	—	6.0	11.02	0.79
	Retail	1	9,300	—	9,300	5.0	34.79	1.25

Company Totals		339	2,251,046	745,321	1,505,725	6.1	19.59	2.06

Tenant Retention:	Leases Retained	58.4%
	Sq. Ft. Retained	69.4%

(a)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(b)
For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)
Represents estimated workletter costs of $18,394,859 and commissions of $7,957,639 committed, but not necessarily expended, during the period for second generation space aggregating 2,137,906 square feet.

Leasing Statistics
(For the six months ended June 30, 2004)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
		Leased Sq. Ft. Acquired/ Sold (a)
State	Sq. Ft. Leased 12/31/03		Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/04	Pct. Leased 6/30/04	Pct. Leased 12/31/03
New York	17,000	—	—	100,000	100,000	117,000	50.4%	7.3%
Texas	183,741	—	(7,064)	13,356	6,292	190,033	63.8%	61.7%
California	681,568	—	(106,912)	89,535	(17,377)	664,191	86.2%	88.4%

Totals	882,309	—	(113,976)	202,891	88,915	971,224	74.7%	67.8%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2003	1,300,742
Total sq. ft. of properties added/sold this period	—

Total sq. ft. as of June 30, 2004	1,300,742

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent ($)	Leasing Costs Per Sq. Ft. Per Year (d)
New York	2	100,000	100,000	—	3.5	11.82	2.26
Texas	5	13,356	2,777	10,579	5.1	14.62	3.23
California	2	89,535	—	89,535	9.6	24.23	2.89

Totals	9	202,891	102,777	100,114	6.3	17.48	2.73

(a)
Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)
Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(d)
Represents estimated workletter costs of $2,121,243 and commissions of $1,356,571 committed, but not necessarily expended, during the period for second generation space aggregating 202,891 square feet.

Market Diversification

        The following table lists the Company's markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area (c)	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	105,877,449	20.3	5,782,009	20.4
New York, NY (Westchester-Rockland Counties)	91,227,484	17.5	5,044,088	17.7
Bergen-Passaic, NJ	88,068,491	16.9	4,530,091	15.9
Jersey City, NJ	68,756,136	13.2	3,071,695	10.8
Philadelphia, PA-NJ	50,494,582	9.7	3,417,953	12.0
Trenton, NJ (Mercer County)	15,894,229	3.1	767,365	2.7
Denver, CO	15,254,337	2.9	1,084,945	3.8
Middlesex-Somerset-Hunterdon, NJ	14,023,455	2.7	791,051	2.8
Stamford-Norwalk, CT	13,886,083	2.7	706,510	2.5
Washington, DC-MD-VA	13,547,356	2.6	450,549	1.6
San Francisco, CA	10,749,049	2.1	450,891	1.6
Monmouth-Ocean, NJ	7,513,484	1.4	577,423	2.0
Nassau-Suffolk, NY	6,559,574	1.3	292,849	1.0
Dallas, TX	5,308,476	1.0	449,594	1.6
Bridgeport, CT	2,633,992	0.5	145,487	0.5
San Antonio, TX	2,439,970	0.5	187,312	0.7
Dutchess County, NY	2,212,209	0.4	118,727	0.4
Boulder-Longmont, CO	2,039,275	0.4	270,421	1.0
Colorado Springs, CO	2,018,962	0.4	209,987	0.7
Atlantic-Cape May, NJ	1,893,626	0.4	80,344	0.3

Totals	520,398,219	100.0	28,429,291	100.0

(a)
Annualized base rental revenue is based on actual June 2004 billings times 12. For leases whose rent commences after July 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases expiring June 30, 2004 aggregating 71,925 square feet and representing annualized rent of $1,378,290 for which no new leases were signed.

(c)
Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Industry Diversification

        The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($)(b)(c)(d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c)(d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	74,491,768	14.3	2,714,258	10.5
Manufacturing	48,407,319	9.3	2,475,491	9.6
Telecommunications	38,897,555	7.5	2,533,888	9.8
Insurance Carriers & Related Activities	31,006,524	6.0	1,470,228	5.7
Computer System Design Services	28,256,426	5.4	1,441,084	5.6
Credit Intermediation & Related Activities	26,478,887	5.1	1,314,323	5.1
Legal Services	25,099,193	4.8	941,107	3.6
Scientific Research/Development	24,010,989	4.6	1,264,374	4.9
Health Care & Social Assistance	21,563,806	4.1	1,078,637	4.2
Wholesale Trade	20,462,809	3.9	1,364,685	5.3
Accounting/Tax Preparation	16,232,777	3.1	677,816	2.6
Retail Trade	15,887,756	3.1	916,543	3.6
Other Professional	15,139,707	2.9	729,561	2.8
Publishing Industries	13,940,893	2.7	599,632	2.3
Information Services	11,136,108	2.1	496,163	1.9
Architectural/Engineering	10,059,458	1.9	465,042	1.8
Other Services (except Public Administration)	9,986,872	1.9	633,282	2.5
Advertising/Related Services	9,718,719	1.9	406,966	1.6
Arts, Entertainment & Recreation	9,122,332	1.8	618,577	2.4
Real Estate & Rental & Leasing	9,059,133	1.7	494,065	1.9
Transportation	6,080,420	1.2	334,637	1.3
Construction	5,573,778	1.1	299,429	1.2
Management of Companies & Finance	5,465,044	1.1	256,490	1.0
Utilities	5,197,841	1.0	270,413	1.0
Data Processing Services	5,113,475	1.0	232,129	0.9
Public Administration	4,979,610	1.0	221,774	0.9
Educational Services	4,758,101	0.9	256,682	1.0
Admin & Support, Waste Mgt. & Remediation Services	3,842,437	0.7	263,200	1.0
Management/Scientific	3,475,344	0.7	165,290	0.6
Specialized Design Services	3,474,695	0.7	229,230	0.9
Other	13,478,443	2.5	643,798	2.5

Totals	520,398,219	100.0	25,808,794	100.0

(a)
The Company's tenants are classified according to the U.S. Government's North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.

(b)
Annualized base rental revenue is based on actual June 2004 billings times 12. For leases whose rent commences after July 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(d)
Includes leases expiring June 30, 2004 aggregating 71,925 square feet and representing annualized rent of $1,378,290 for which no new leases were signed.

Consolidated Portfolio Analysis (a)
(as of June 30, 2004)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	83	31.6%	50	19.0%	—	—	—	—	—	—	133	50.6%
New York	24	9.1%	41	15.6%	6	2.3%	2	0.8%	2	0.8%	75	28.6%
Pennsylvania	17	6.4%	—	—	—	—	—	—	—	—	17	6.4%
Connecticut	4	1.5%	5	1.9%	—	—	—	—	—	—	9	3.4%
Wash., D.C./Maryland	3	1.1%	—	—	—	—	—	—	—	—	3	1.1%

Sub-total Northeast:	131	49.7%	96	36.5%	6	2.3%	2	0.8%	2	0.8%	237	90.1%

Texas	3	1.1%	—	—	—	—	—	—	—	—	3	1.1%
California	2	0.8%	—	—	—	—	—	—	—	—	2	0.8%
Colorado	20	7.6%	—	—	—	—	—	—	—	—	20	7.6%
Nebraska	1	0.4%	—	—	—	—	—	—	—	—	1	0.4%

TOTALS By Type:	157	59.6%	96	36.5%	6	2.3%	2	0.8%	2	0.8%	263	100.0%

(a)
Excludes seven properties, aggregating approximately 1.3 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis(a)
(as of June 30, 2004)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	14,840,445	51.7%	2,277,531	7.9%	—	—	—	—	17,117,976	59.6%
New York	2,702,152	9.4%	2,348,812	8.2%	387,400	1.3%	17,300	0.1%	5,455,664	19.0%
Pennsylvania	1,899,955	6.6%	—	—	—	—	—	—	1,899,955	6.6%
Connecticut	578,997	2.0%	273,000	0.9%	—	—	—	—	851,997	2.9%
Wash., D.C./Maryland	450,549	1.6%	—	—	—	—	—	—	450,549	1.6%

Sub-total Northeast	20,472,098	71.3%	4,899,343	17.0%	387,400	1.3%	17,300	0.1%	25,776,141	89.7%

Texas	636,906	2.2%	—	—	—	—	—	—	636,906	2.2%
California	450,891	1.6%	—	—	—	—	—	—	450,891	1.6%
Colorado	1,565,353	5.4%	—	—	—	—	—	—	1,565,353	5.4%
Nebraska	318,224	1.1%	—	—	—	—	—	—	318,224	1.1%

TOTALS By Type:	23,443,472	81.6%	4,899,343	17.0%	387,400	1.3%	17,300	0.1%	28,747,515	100.0%

(a)
Excludes seven properties, aggregating approximately 1.3 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis(a)
(Year ended June 30, 2004)

         Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware- house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	281,857	55.3%	19,022	3.6%	—	—	—	—	—	—	300,879	58.9%
New York	58,944	11.5%	33,702	6.6%	3,998	0.8%	252	0.1%	249	0.1%	97,145	19.1%
Pennsylvania	39,357	7.7%	—	—	—	—	—	—	—	—	39,357	7.7%
Connecticut	12,700	2.5%	3,849	0.8%	—	—	—	—	—	—	16,549	3.3%
Wash., D.C./ Maryland	14,569	2.9%	—	—	—	—	—	—	—	—	14,569	2.9%

Sub-total Northeast:	407,427	79.9%	56,573	11.0%	3,998	0.8%	252	0.1%	249	0.1%	468,499	91.9%

Texas	7,314	1.4%	—	—	—	—	—	—	—	—	7,314	1.4%
California	14,741	2.9%	—	—	—	—	—	—	—	—	14,741	2.9%
Colorado	18,618	3.7%	—	—	—	—	—	—	—	—	18,618	3.7%
Nebraska	417	0.1%	—	—	—	—	—	—	—	—	417	0.1%

TOTALS By Type:	448,517	88.0%	56,573	11.0%	3,998	0.8%	252	0.1%	249	0.1%	509,589	100.0%

(a)
Excludes seven properties, aggregating approximately 1.3 million square feet, which are not consolidated by the Company.

(b)
Total base rent for the 12 months ended June 30, 2004, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Consolidated Portfolio Analysis (a) (b)
(as of June 30, 2004)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	92.2%	93.3%	—	—	92.3%
New York	95.7%	96.4%	98.2%	100.0%	96.2%
Pennsylvania	87.1%	—	—	—	87.1%
Connecticut	86.9%	100.0%	—	—	91.1%
Washington, D.C./ Maryland	98.9%	—	—	—	98.9%

Sub-total Northeast	92.2%	95.2%	98.2%	100.0%	92.8%

Texas	72.0%	—	—	—	72.0%
California	93.5%	—	—	—	93.5%
Colorado	90.5%	—	—	—	90.5%

WEIGHTED AVG. By Type:	91.5%	95.2%	98.2%	100.0%	92.2%

(a)
Excludes seven properties, aggregating approximately 1.3 million square feet, which are not consolidated by the Company, and parcels of land leased to others.

(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future, as well as leases expiring June 30, 2004 aggregating 71,925 square feet for which no new leases were signed. Excluded from percentage leased at June 30, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 71.1 percent leased at June 30, 2004.

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	951	0.19	23.53
200 Decadon Drive	1991	39,922	100.0	923	0.18	23.12
BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,414	0.67	23.87
Fort Lee
One Bridge Plaza	1981	200,000	92.6	4,377	0.86	23.63
2115 Linwood Avenue	1981	68,000	68.4	1,285	0.25	27.63
Little Ferry
200 Riser Road	1974	286,628	66.5	1,950	0.38	10.23
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	678	0.13	14.21
135 Chestnut Ridge Road	1981	66,150	100.0	1,559	0.31	23.57
Paramus
15 East Midland Avenue	1988	259,823	100.0	6,715	1.32	25.84
461 From Road	1988	253,554	99.7	6,083	1.19	24.06
650 From Road	1978	348,510	97.0	7,945	1.56	23.50
140 Ridgewood Avenue	1981	239,680	94.6	4,696	0.92	20.71
61 South Paramus Avenue	1985	269,191	95.2	6,693	1.31	26.12
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,397	0.27	26.97
365 West Passaic Street	1976	212,578	93.2	4,118	0.81	20.79
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.46	15.72
10 Mountainview Road	1986	192,000	99.1	3,938	0.77	20.70
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,951	0.38	21.87
470 Chestnut Ridge Road	1987	52,500	100.0	1,192	0.23	22.70
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	0.23	20.38
50 Tice Boulevard	1984	235,000	100.0	5,851	1.15	24.90
300 Tice Boulevard	1991	230,000	100.0	6,183	1.21	26.88
BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,433	0.28	19.36
228 Strawbridge Drive	1984	74,000	100.0	1,075	0.21	14.53
ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	94.8	6,739	1.32	28.72
Roseland
101 Eisenhower Parkway	1980	237,000	91.4	5,123	1.01	23.65
103 Eisenhower Parkway	1985	151,545	96.5	3,365	0.66	23.01
105 Eisenhower Parkway	2001	220,000	83.4	2,725	0.53	14.85
HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	99.0	5,155	1.01	13.02
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,868	3.70	24.79

Property Listing

Office Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
Harborside Financial Center Plaza 3	1990	725,600	100.0	17,983	3.52	24.78
Harborside Financial Center Plaza 4-A	2000	207,670	97.5	6,738	1.32	33.28
Harborside Financial Center Plaza 5	2002	977,225	65.8	22,721	4.46	35.34
MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive	2002	95,000	100.0	1,373	0.27	14.45
Princeton
103 Carnegie Center	1984	96,000	89.4	1,952	0.38	22.74
100 Overlook Center	1988	149,600	94.7	4,278	0.84	30.20
5 Vaughn Drive	1987	98,500	100.0	2,281	0.45	23.16
MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	373	0.07	9.33
Piscataway
30 Knightsbridge Road, Bldg. 3(e)	1977	160,000	100.0	193	0.04	15.18
30 Knightsbridge Road, Bldg. 4(e)	1977	115,000	100.0	138	0.03	15.10
30 Knightsbridge Road, Bldg. 5(e)	1977	332,607	100.0	401	0.08	15.17
30 Knightsbridge Road, Bldg. 6(e)	1977	72,743	100.0	88	0.02	15.23
Plainsboro
500 College Road East	1984	158,235	100.0	3,678	0.72	23.24
South Brunswick
3 Independence Way	1983	111,300	16.7	494	0.10	26.58
Woodbridge
581 Main Street	1991	200,000	100.0	4,961	0.97	24.81
MONMOUTH COUNTY, NEW JERSEY
Neptune
3600 Route 66	1989	180,000	100.0	2,554	0.50	14.19
Wall Township
1305 Campus Parkway	1988	23,350	85.9	398	0.08	19.84
1350 Campus Parkway	1990	79,747	99.9	1,591	0.31	19.97
MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	96.3	4,283	0.84	26.45
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,594	0.31	21.25
201 Littleton Road	1979	88,369	88.6	1,749	0.34	22.34
Morris Township
340 Mt. Kemble Avenue	1985	387,000	100.0	5,566	1.09	14.38
412 Mt. Kemble Avenue(e)	1986	475,100	100.0	598	0.12	15.84
Parsippany
4 Campus Drive	1983	147,475	95.8	3,580	0.70	25.34
6 Campus Drive	1983	148,291	52.4	1,534	0.30	19.74
7 Campus Drive	1982	154,395	100.0	2,037	0.40	13.19
8 Campus Drive	1987	215,265	100.0	5,436	1.07	25.25
9 Campus Drive	1983	156,495	87.5	3,875	0.76	28.30
2 Dryden Way	1990	6,216	100.0	93	0.02	14.96
4 Gatehall Drive	1988	248,480	77.7	5,434	1.07	28.15

Property Listing

Office Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
2 Hilton Court	1991	181,592	89.8	4,501	0.88	27.60
1633 Littleton Road	1978	57,722	100.0	1,131	0.22	19.59
600 Parsippany Road	1978	96,000	50.0	1,025	0.20	21.35
1 Sylvan Way	1989	150,557	100.0	3,498	0.69	23.23
5 Sylvan Way	1989	151,383	100.0	3,978	0.78	26.28
7 Sylvan Way	1987	145,983	100.0	2,927	0.57	20.05
5 Wood Hollow Road(e)	1979	317,040	100.0	983	0.19	14.51
PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	98.3	1,529	0.30	20.74
Totowa
999 Riverview Drive	1988	56,066	94.8	906	0.18	17.05
Wayne
201 Willowbrook Boulevard	1970	178,329	56.2	1,568	0.31	15.65
SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	0.0	494	0.10	0.00
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.26	19.92
Bernards
106 Allen Road	2000	132,010	74.8	2,281	0.45	23.10
Bridgewater
721 Route 202/206	1989	192,741	97.9	4,769	0.94	25.27
UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	94.6	4,481	0.88	25.95
Cranford
6 Commerce Drive	1973	56,000	100.0	1,212	0.24	21.64
11 Commerce Drive(c)	1981	90,000	100.0	1,211	0.24	13.46
12 Commerce Drive	1967	72,260	95.4	897	0.18	13.01
14 Commerce Drive(e)	1971	67,189	98.0	1,071	0.21	21.05
20 Commerce Drive	1990	176,600	90.8	4,165	0.82	25.97
25 Commerce Drive	1971	67,749	100.0	1,391	0.27	20.53
65 Jackson Drive	1984	82,778	100.0	1,742	0.34	21.04
New Providence
890 Mountain Avenue	1977	80,000	89.6	1,795	0.35	25.04

Total New Jersey Office		14,840,445	92.2	281,857	55.28	22.09

DUTCHESS COUNTY, NEW YORK
Fishkill
300 Westage Business Center Drive	1987	118,727	86.8	2,228	0.44	21.62
NASSAU COUNTY, NEW YORK
North Hempstead
600 Community Drive	1983	237,274	100.0	5,476	1.07	23.08
111 East Shore Road	1980	55,575	100.0	1,537	0.30	27.66

Property Listing

Office Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	100.0	4,054	0.80	22.52
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road(c)	1975	60,000	100.0	1,085	0.21	18.08
101 Executive Boulevard	1971	50,000	86.1	792	0.16	18.40
555 Taxter Road	1986	170,554	91.7	2,583	0.51	16.52
565 Taxter Road	1988	170,554	82.8	3,600	0.71	25.49
570 Taxter Road	1972	75,000	94.3	1,686	0.33	23.84
Hawthorne
1 Skyline Drive	1980	20,400	99.0	392	0.08	19.41
2 Skyline Drive	1987	30,000	85.6	435	0.09	16.94
3 Skyline Drive	1981	75,668	100.0	1,558	0.31	20.59
7 Skyline Drive	1987	109,000	96.6	2,076	0.41	19.72
17 Skyline Drive	1989	85,000	100.0	1,360	0.27	16.00
19 Skyline Drive	1982	248,400	100.0	4,471	0.88	18.00
Tarrytown
200 White Plains Road	1982	89,000	83.9	1,892	0.37	25.34
220 White Plains Road	1984	89,000	92.9	1,955	0.38	23.65
White Plains
1 Barker Avenue	1975	68,000	94.7	1,689	0.33	26.23
3 Barker Avenue	1983	65,300	100.0	1,570	0.31	24.04
50 Main Street	1985	309,000	98.9	8,668	1.70	28.36
11 Martine Avenue	1987	180,000	95.9	4,517	0.89	26.17
1 Water Street	1979	45,700	94.9	1,046	0.21	24.12
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,825	0.55	25.22
3 Executive Plaza	1987	58,000	100.0	1,449	0.28	24.98

Total New York Office		2,702,152	95.7	58,944	11.59	22.79

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	93.0	1,538	0.30	27.25
1055 Westlakes Drive	1990	118,487	69.8	2,360	0.46	28.54
1205 Westlakes Drive	1988	130,265	92.8	3,143	0.62	26.00
1235 Westlakes Drive	1986	134,902	70.5	2,083	0.41	21.90
DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.50	26.85
200 Stevens Drive	1987	208,000	100.0	5,598	1.10	26.91
300 Stevens Drive	1992	68,000	63.1	950	0.19	22.14
Media
1400 Providence Road—Center I	1986	100,000	89.5	2,301	0.45	25.71
1400 Providence Road—Center II	1990	160,000	92.1	3,243	0.64	22.01

Property Listing

Office Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
MONTGOMERY COUNTY, PENNSYLVANIA
Blue Bell
4 Sentry Parkway(e)	1982	63,930	94.1	1,104	0.22	22.86
16 Sentry Parkway	1988	93,093	100.0	2,106	0.41	22.62
18 Sentry Parkway	1988	95,010	95.4	1,972	0.39	21.76
King of Prussia
2200 Renaissance Boulevard	1985	174,124	87.1	3,729	0.73	24.59
Lower Providence
1000 Madison Avenue	1990	100,700	32.2	635	0.12	19.58
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	94.3	3,279	0.64	20.73
Five Sentry Parkway East	1984	91,600	100.0	1,943	0.38	21.21
Five Sentry Parkway West	1984	38,400	100.0	822	0.16	21.41

Total Pennsylvania Office		1,899,955	87.1	39,357	7.72	23.96

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	99.1	3,305	0.65	27.51
Norwalk
40 Richards Avenue	1985	145,487	72.8	2,910	0.57	27.47
Shelton
1000 Bridgeport Avenue	1986	133,000	76.6	1,733	0.34	17.01
Stamford
1266 East Main Street	1984	179,260	97.8	4,752	0.93	27.11

Total Connecticut Office		578,997	86.9	12,700	2.49	25.24

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	98.4	5,487	1.08	32.89
1400 L Street, NW	1987	159,000	100.0	6,257	1.23	39.35

Total District of Columbia Office		328,549	99.2	11,744	2.31	36.04

PRINCE GEORGE'S COUNTY, MARYLAND
Lanham
4200 Parliament Place	1989	122,000	98.2	2,825	0.55	23.58

Total Maryland Office		122,000	98.2	2,825	0.55	23.58

BEXAR COUNTY, TEXAS
San Antonio
84 N.E. Loop 410	1971	187,312	81.1	2,300	0.45	15.14
DALLAS COUNTY, TEXAS
Dallas
3030 LBJ Freeway(c)	1984	367,018	83.6	4,711	0.92	15.35
Richardson
1122 Alma Road	1977	82,576	0.0	303	0.06	0.00

Total Texas Office		636,906	72.0	7,314	1.43	15.94

Property Listing

Office Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
ARAPAHOE COUNTY, COLORADO
Denver
400 South Colorado Boulevard	1983	125,415	88.6	1,705	0.33	15.34
Englewood
9359 East Nichols Avenue	1997	72,610	100.0	657	0.13	9.05
5350 South Roslyn Street	1982	63,754	91.0	963	0.19	16.60
BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Court	1997	37,574	67.0	138	0.03	5.48
303 South Technology Court-A	1997	34,454	100.0	270	0.05	7.84
303 South Technology Court-B	1997	40,416	100.0	316	0.06	7.82
Louisville
248 Centennial Parkway	1996	39,266	100.0	301	0.06	7.67
1172 Century Drive	1996	49,566	68.3	379	0.07	11.20
285 Century Place	1997	69,145	100.0	916	0.18	13.25
DENVER COUNTY, COLORADO
Denver
3600 South Yosemite	1974	133,743	100.0	1,387	0.27	10.37
8181 East Tufts Avenue	2001	185,254	97.4	3,873	0.76	21.46
DOUGLAS COUNTY, COLORADO
Centennial
5975 South Quebec Street(c)	1996	102,877	94.0	1,196	0.23	12.37
Englewood
67 Inverness Drive East	1996	54,280	60.6	300	0.06	9.12
384 Inverness Parkway	1985	51,523	85.0	666	0.13	15.21
400 Inverness Parkway	1997	111,608	96.6	1,764	0.35	16.36
9777 Mount Pyramid Court	1995	120,281	91.3	618	0.12	5.63
EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer	1998	47,368	94.1	543	0.11	12.18
1975 Research Parkway	1997	115,250	71.8	959	0.19	11.59
2375 Telstar Drive	1998	47,369	100.0	544	0.11	11.48
JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard	1985	63,600	82.8	1,123	0.22	21.33

Total Colorado Office		1,565,353	90.5	18,618	3.65	13.14

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street	1977	183,445	89.9	6,699	1.31	40.62
760 Market Street	1908	267,446	96.1	8,042	1.58	31.29

Total California Office		450,891	93.5	14,741	2.89	34.97

Property Listing

Office Properties
(continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/04 (%)(a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
DOUGLAS COUNTY, NEBRASKA
Omaha
210 South 16th Street(e)	1894	318,224	71.1	417	0.08	13.45

Total Nebraska Office		318,224	71.1	417	0.08	13.45

TOTAL OFFICE PROPERTIES		23,443,472	91.5	448,517	87.99	21.99

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/04 (%) (a)	2004 Base Rent ($000's) (b) (c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	85.3	416	0.08	7.56
5 Terri Lane	1992	74,555	93.9	485	0.10	6.93
Moorestown
2 Commerce Drive	1986	49,000	100.0	441	0.09	9.00
101 Commerce Drive	1988	64,700	100.0	126	0.02	1.95
102 Commerce Drive	1987	38,400	100.0	198	0.04	5.16
201 Commerce Drive	1986	38,400	100.0	189	0.04	4.92
202 Commerce Drive	1988	51,200	100.0	152	0.03	2.97
1 Executive Drive	1989	20,570	51.8	112	0.02	10.51
2 Executive Drive	1988	60,800	67.9	381	0.07	9.23
101 Executive Drive	1990	29,355	75.2	225	0.04	10.19
102 Executive Drive	1990	64,000	100.0	396	0.08	6.19
225 Executive Drive	1990	50,600	100.0	335	0.07	6.62
97 Foster Road	1982	43,200	100.0	205	0.04	4.75
1507 Lancer Drive	1995	32,700	100.0	152	0.03	4.65
1510 Lancer Drive	1998	88,000	100.0	370	0.07	4.20
1245 North Church Street	1998	52,810	100.0	391	0.08	7.40
1247 North Church Street	1998	52,790	91.0	432	0.08	8.99
1256 North Church Street	1984	63,495	100.0	379	0.07	5.97
840 North Lenola Road	1995	38,300	100.0	295	0.06	7.70
844 North Lenola Road	1995	28,670	74.9	112	0.02	5.22
915 North Lenola Road	1998	52,488	100.0	268	0.05	5.11
2 Twosome Drive	2000	48,600	100.0	391	0.08	8.05
30 Twosome Drive	1997	39,675	100.0	228	0.04	5.75
31 Twosome Drive	1998	84,200	100.0	438	0.09	5.20
40 Twosome Drive	1996	40,265	100.0	271	0.05	6.73
41 Twosome Drive	1998	43,050	69.8	264	0.05	8.79
50 Twosome Drive	1997	34,075	100.0	277	0.05	8.13
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	149	0.03	6.90
MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Drive	1989	13,275	100.0	192	0.04	14.46
200 Horizon Drive	1991	45,770	100.0	548	0.11	11.97
300 Horizon Drive	1989	69,780	100.0	1,135	0.22	16.27
500 Horizon Drive	1990	41,205	100.0	604	0.12	14.66
MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	466	0.09	13.31
1340 Campus Parkway	1992	72,502	100.0	899	0.18	12.40
1345 Campus Parkway	1995	76,300	79.8	803	0.16	13.19
1433 Highway 34	1985	69,020	75.7	562	0.11	10.76
1320 Wyckoff Avenue	1986	20,336	100.0	183	0.04	9.00
1324 Wyckoff Avenue	1987	21,168	100.0	223	0.04	10.53

Property Listing

Office/Flex Properties
(Continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/04 (%) (a)	2004 Base Rent ($000's) (b) (c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	507	0.10	13.01
2 Center Court	1998	30,600	85.3	316	0.06	12.11
11 Commerce Way	1989	47,025	100.0	549	0.11	11.67
20 Commerce Way	1992	42,540	100.0	481	0.09	11.31
29 Commerce Way	1990	48,930	79.6	591	0.12	15.17
40 Commerce Way	1987	50,576	100.0	692	0.14	13.68
45 Commerce Way	1992	51,207	47.7	450	0.09	18.42
60 Commerce Way	1988	50,333	100.0	650	0.13	12.91
80 Commerce Way	1996	22,500	88.7	312	0.06	15.63
100 Commerce Way	1996	24,600	100.0	342	0.07	13.90
120 Commerce Way	1994	9,024	100.0	110	0.02	12.19
140 Commerce Way	1994	26,881	99.5	329	0.06	12.30

Total New Jersey Office/Flex		2,277,531	93.3	19,022	3.73	8.95

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	435	0.09	13.68
75 Clearbrook Road	1990	32,720	100.0	816	0.16	24.94
125 Clearbrook Road	2002	33,000	100.0	712	0.14	21.58
150 Clearbrook Road	1975	74,900	75.3	829	0.16	14.70
175 Clearbrook Road	1973	98,900	100.0	1,434	0.28	14.50
200 Clearbrook Road	1974	94,000	99.8	1,236	0.24	13.18
250 Clearbrook Road	1973	155,000	94.5	1,360	0.27	9.28
50 Executive Boulevard	1969	45,200	79.6	366	0.07	10.17
77 Executive Boulevard	1977	13,000	100.0	220	0.04	16.92
85 Executive Boulevard	1968	31,000	99.4	463	0.09	15.03
300 Executive Boulevard	1970	60,000	100.0	581	0.11	9.68
350 Executive Boulevard	1970	15,400	98.8	296	0.06	19.45
399 Executive Boulevard	1962	80,000	100.0	1,024	0.20	12.80
400 Executive Boulevard	1970	42,200	98.3	689	0.14	16.61
500 Executive Boulevard	1970	41,600	100.0	686	0.13	16.49
525 Executive Boulevard	1972	61,700	83.6	806	0.16	15.63
1 Westchester Plaza	1967	25,000	100.0	320	0.06	12.80
2 Westchester Plaza	1968	25,000	90.5	480	0.09	21.22
3 Westchester Plaza	1969	93,500	100.0	1,372	0.27	14.67
4 Westchester Plaza	1969	44,700	99.8	625	0.12	14.01
5 Westchester Plaza	1969	20,000	77.0	241	0.05	15.65
6 Westchester Plaza	1968	20,000	100.0	333	0.07	16.65
7 Westchester Plaza	1972	46,200	100.0	752	0.15	16.28
8 Westchester Plaza	1971	67,200	100.0	854	0.17	12.71
Hawthorne
200 Saw Mill River Road	1965	51,100	94.7	697	0.14	14.40
4 Skyline Drive	1987	80,600	100.0	1,369	0.27	16.99
5 Skyline Drive	1980	124,022	100.0	1,616	0.32	13.03
6 Skyline Drive	1980	44,155	100.0	718	0.14	16.26
8 Skyline Drive	1985	50,000	98.7	901	0.18	18.26
10 Skyline Drive	1985	20,000	84.4	183	0.04	10.84

Property Listing

Office/Flex Properties
(Continued)

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/04 (%) (a)	2004 Base Rent ($000's) (b) (c)	Percentage of Total 2004 Base Rent (%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
11 Skyline Drive	1989	45,000	100.0	800	0.16	17.78
12 Skyline Drive	1999	46,850	100.0	796	0.16	16.99
15 Skyline Drive	1989	55,000	100.0	1,190	0.23	21.64
Yonkers
100 Corporate Boulevard	1987	78,000	90.7	1,417	0.28	20.03
200 Corporate Boulevard South	1990	84,000	92.5	1,360	0.27	17.50
4 Executive Plaza	1986	80,000	99.0	1,256	0.25	15.86
6 Executive Plaza	1987	80,000	95.8	1,319	0.26	17.21
1 Odell Plaza	1980	106,000	99.9	1,446	0.28	13.66
3 Odell Plaza (e)	1984	71,065	100.0	493	0.10	7.99
5 Odell Plaza	1983	38,400	99.6	641	0.13	16.76
7 Odell Plaza	1984	42,600	87.9	570	0.11	15.22

Total New York Office/Flex		2,348,812	96.4	33,702	6.64	14.92

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,155	0.23	13.13
500 West Avenue	1988	25,000	100.0	447	0.09	17.88
550 West Avenue	1990	54,000	100.0	884	0.17	16.37
600 West Avenue	1999	66,000	100.0	808	0.16	12.24
650 West Avenue	1998	40,000	100.0	555	0.11	13.88

Total Connecticut Office/Flex		273,000	100.0	3,849	0.76	14.10

TOTAL OFFICE/FLEX PROPERTIES		4,899,343	95.2	56,573	11.13	12.15

Property Listing

Industrial/Warehouse, Retail and Land Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/04 (%) (a)	2004 Base Rent ($000's) (b)(c)	Percentage of Total 2004 Base Rent(%)	2004 Average Base Rent Per Sq. Ft. ($)(c)(d)
WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	74	0.01	11.21
2 Warehouse Lane	1957	10,900	55.0	125	0.02	20.85
3 Warehouse Lane	1957	77,200	100.0	319	0.06	4.13
4 Warehouse Lane	1957	195,500	100.0	2,013	0.40	10.30
5 Warehouse Lane	1957	75,100	97.1	954	0.19	13.08
6 Warehouse Lane	1982	22,100	100.0	513	0.10	23.21

Total Industrial/Warehouse Properties		387,400	98.2	3,998	0.78	10.51

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195	0.04	20.97
Yonkers
2 Executive Boulevard	1986	8,000	100.0	57	0.01	7.13

Total Retail Properties		17,300	100.0	252	0.05	14.57

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	—	—	—	114	0.02	—
Yonkers
1 Enterprise Boulevard	—	—	—	135	0.03	—

Total Land Leases		—	—	249	0.05	—

TOTAL PROPERTIES		28,747,515	92.2	509,589	100.0	20.12

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring June 30, 2004 aggregating 71,925 square feet (representing 0.3 percent of the Company's total net rentable square footage) for which no new leases were signed. Excluded from percentage leased at June 30, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 71.1 percent leased at June 30, 2004.

(b)
Total base rent for the 12 months ended June 30, 2004, determined in accordance with generally accepted accounting principles ("GAAP"). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)
Excludes space leased by the Company.

(d)
Base rent for the 12 months ended June 30, 2004 divided by net rentable square feet leased at June 30, 2004. For those properties acquired during the 12 months ended June 30, 2004, amounts are annualized, as per Note e.

(e)
As this property was acquired by the Company during the 12 months ended June 30, 2004, the amounts represented in 2004 base rent reflect only that portion of the year during which the Company owned the property. Accordingly, these amounts may not be indicative of the property's full year results. For comparison purposes, the amounts represented in 2004 average base rent per sq. ft. for this property have been calculated by taking 2004 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at June 30, 2004. These annualized per square foot amounts may not be indicative of the property's results had the Company owned such property for the entirety of the 12 months ended June 30, 2004.

Significant Tenants

        The following table sets forth a schedule of the Company's 50 largest tenants for the Consolidated Properties as of June 30, 2004, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue($) (a)	Percentage of Company Annualized Base Rental Revenue(%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft.(%)	Year of Lease Expiration
AT&T Corp.	5	17,835,041	3.4	1,589,358	6.3	2014	(b)
AT&T Wireless Services	2	9,856,447	1.9	395,955	1.5	2007	(c)
Credit Suisse First Boston	1	8,382,273	1.6	271,953	1.1	2012	(d)
Keystone Mercy Health Plan	2	7,578,725	1.5	303,149	1.2	2015
Prentice-Hall Inc.	1	6,744,495	1.3	474,801	1.8	2014
IBM Corporation	3	6,291,141	1.2	353,617	1.4	2007	(e)
Toys "R' Us—NJ, Inc.	1	6,072,651	1.2	242,518	0.9	2012
Nabisco Inc.	3	6,066,357	1.2	340,746	1.3	2006	(f)
American Institute of Certified Public Accountants	1	5,817,181	1.1	249,768	1.0	2012
Forest Laboratories Inc.	2	5,733,035	1.1	166,405	0.6	2017	(g)
Allstate Insurance Company	9	5,610,236	1.1	250,193	1.0	2010	(h)
TD Waterhouse Investor Services, Inc.	1	5,443,760	1.0	184,222	0.7	2015
Bankers Trust Harborside	1	4,950,000	1.0	385,000	1.5	2006	(i)
Garban LLC	1	4,862,772	0.9	135,077	0.5	2017
Dean Witter Trust Company	1	4,856,901	0.9	221,019	0.9	2008
Lucent Technologies, Inc.	2	4,835,006	0.9	335,342	1.3	2006	(j)
CMP Media Inc.	1	4,817,298	0.9	237,274	0.9	2014
KPMG, LLP	3	4,714,583	0.9	181,025	0.7	2012	(k)
Winston & Strawn	1	4,603,439	0.9	108,100	0.4	2005
National Financial Services	1	4,346,765	0.8	112,964	0.4	2012
Bank of Tokyo-Mitsubishi Ltd.	1	4,228,795	0.8	137,076	0.5	2009
Move.Com Operations Inc.	1	4,081,431	0.8	94,917	0.4	2006
Morgan Stanley Dean Witter, Inc.	5	4,052,209	0.8	155,753	0.6	2010	(l)
Cendant Operations Inc.	1	3,773,775	0.7	150,951	0.6	2008
Citigroup Global Marketing	6	3,708,957	0.7	142,168	0.6	2014	(m)
URS Greiner Woodward-Clyde	1	3,252,691	0.6	120,550	0.5	2011
Montefiore Medical Center	4	3,105,671	0.6	138,607	0.5	2019	(n)
Dow Jones & Company Inc.	2	2,970,142	0.6	98,007	0.4	2012	(o)
SSB Realty, LLC	1	2,852,671	0.5	114,519	0.4	2009
SunAmerica Asset Management	1	2,680,409	0.5	69,621	0.3	2018
United States Life Insurance Co.	1	2,520,000	0.5	180,000	0.7	2013
Regus Business Centre Corp.	3	2,495,730	0.5	107,608	0.4	2011
Computer Sciences Corporation	3	2,346,876	0.5	131,850	0.5	2006	(p)
Deloitte & Touche USA LLP	1	2,336,505	0.4	88,170	0.3	2007
Lonza Inc.	1	2,236,200	0.4	89,448	0.3	2007
Merck & Company Inc.	2	2,146,061	0.4	97,396	0.4	2006
Xerox Corporation	5	2,123,776	0.4	92,889	0.4	2010	(q)
Mellon HR Solutions LLC	1	2,098,380	0.4	69,946	0.3	2006
Barr Laboratories Inc.	1	2,030,087	0.4	89,510	0.3	2015
Prudential Insurance Company	1	1,914,716	0.4	75,174	0.3	2012
GAB Robins North America Inc.	1	1,913,750	0.4	75,049	0.3	2008
Movado Group Inc.	1	1,902,415	0.4	80,417	0.3	2013
CPG Partners, L.P.	2	1,888,315	0.4	79,783	0.3	2014	(r)
URS Corporation	3	1,850,434	0.4	92,518	0.4	2011	(s)
Nextel of New York Inc.	2	1,842,067	0.4	85,174	0.3	2014	(t)
Bearingpoint Inc.	1	1,831,966	0.4	77,956	0.3	2011
Sankyo Pharma Inc.	1	1,822,528	0.4	56,954	0.2	2012
Chase Manhattan Mortgage Co	1	1,797,040	0.3	68,766	0.3	2006
Administrators for the Professions	1	1,742,276	0.3	55,575	0.2	2009
First Investors Management	1	1,730,914	0.3	75,578	0.3	2006

Totals		204,694,893	39.4	9,530,416	37.0

See footnotes on subsequent page.

Significant Tenants (Continued)

(a)
Annualized base rental revenue is based on actual June 2004 billings times 12. For leases whose rent commences after July 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
415,291 square feet expire in 2004; 475,100 square feet expire in 2005; 4,786 square feet expire in 2007; 32,181 square feet expire in 2009; 662,000 square feet expire in 2014.

(c)
12,150 square feet expire in 2004; 383,805 square feet expire in 2007.

(d)
190,000 square feet expire in 2011; 81,953 square feet expire in 2012.

(e)
105,218 square feet expire in 2005; 248,399 square feet expire in 2007.

(f)
300,378 square feet expire in 2005; 40,368 square feet expire in 2006.

(g)
22,785 square feet expire in 2010; 143,620 square feet expire in 2017.

(h)
33,832 square feet expire in 2005; 22,444 square feet expire in 2006; 70,517 square feet expire in 2007; 59,562 square feet expire in 2008; 27,533 square feet expire in 2009; 36,305 square feet expire in 2010.

(i)
295,000 square feet expire in 2004; 90,000 square feet expire in 2006.

(j)
317,040 square feet expire in 2005; 18,302 square feet expire in 2006.

(k)
57,204 square feet expire in 2007; 46,440 square feet expire in 2009; 77,381 square feet expire in 2012.

(l)
18,539 square feet expire in 2005; 104,651 square feet expire in 2008; 7,000 square feet expire in 2009; 25,563 square feet expire in 2010.

(m)
21,922 square feet expire in 2004; 9,945 square feet expire in 2005; 45,678 square feet expire in 2007; 37,789 square feet expire in 2009; 26,834 square feet expire in 2014.

(n)
19,000 square feet expire in 2007; 48,542 square feet expire in 2009; 71,065 square feet expire in 2019.

(o)
5,695 square feet expire in 2004; 92,312 square feet expire in 2012.

(p)
49,000 square feet expire in 2004; 82,850 square feet expire in 2006.

(q)
8,475 square feet expire in 2004; 5,000 square feet expire in 2005; 79,414 square feet expire in 2010.

(r)
36,194 square feet expire in 2004; 43,589 square feet expire in 2014.

(s)
1,456 square feet expire in 2005; 20,187 square feet expire in 2008; 70,875 square feet expire in 2011.

(t)
50,174 square feet expire in 2005; 35,000 square feet expire in 2014.

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning July 1, 2004, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2004 through 2006 only):

Year Of Expiration/ Market	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases(%)		Annualized Base Rental Revenue Under Expiring Leases($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases($)		Percentage Of Annual Base Rent Under Expiring Leases(%)
2004(c)
NORTHEAST
Northern NJ	28	197,392	0.8		4,412,601	22.35		0.8
Central NJ	19	539,909	2.0		2,900,381	5.37	(d)	0.6
Westchester Co., NY	30	154,060	0.6		3,201,944	20.78		0.6
Sub. Philadelphia	16	117,984	0.5		1,416,713	12.01		0.3
Fairfield, CT	7	57,283	0.2		1,585,080	27.67		0.3
Washington, DC/MD	5	27,214	0.1		881,190	32.38		0.2
Dutchess/Nassau/Rockland Co., NY	4	11,977	0.1		241,231	20.14		(e	)
SOUTHWEST/WEST
Texas	4	18,021	0.1		404,847	22.47		(e	)
Colorado	8	33,123	0.1		543,210	16.40		0.1
San Francisco	44	71,914	0.3		1,276,464	17.75		0.3

TOTAL—2004	165	1,228,877	4.8		16,863,661	13.72	(d)	3.2
2005
NORTHEAST
Northern NJ	86	1,719,231	6.7		30,446,585	17.71		5.8
Central NJ	53	350,211	1.4		7,314,537	20.89		1.4
Westchester Co., NY	118	525,856	2.1		10,216,262	19.43		2.0
Sub. Philadelphia	65	575,850	2.2		7,977,222	13.85		1.5
Fairfield, CT	12	61,846	0.2		1,599,978	25.87		0.3
Washington, DC/MD	9	189,445	0.7		6,995,706	36.93		1.3
Dutchess/Nassau/Rockland Co., NY	12	38,470	0.2		853,331	22.18		0.2
SOUTHWEST/WEST
Texas	9	58,772	0.2		930,966	15.84		0.2
Colorado	14	185,298	0.7		2,106,370	11.37		0.4
San Francisco	69	33,905	0.1		966,792	28.51		0.2

TOTAL—2005	447	3,738,884	14.5		69,407,749	18.56		13.3
2006
NORTHEAST
Northern NJ	94	910,178	3.5		18,928,859	20.80		3.6
Central NJ	45	382,708	1.5		8,288,602	21.66		1.6
Westchester Co., NY	95	439,158	1.7		9,162,668	20.86		1.8
Sub. Philadelphia	53	544,506	2.1		9,906,272	18.19		1.9
Fairfield, CT	21	77,151	0.3		1,795,643	23.27		0.4
Washington, DC/MD	1	1,797	(e	)	38,775	21.58		(e	)
Dutchess/Nassau/Rockland Co., NY	8	26,725	0.1		740,644	27.71		0.1
SOUTHWEST/WEST
Texas	9	19,740	0.1		425,874	21.57		0.1
Colorado	21	116,909	0.5		1,526,250	13.06		0.3
San Francisco	29	132,609	0.5		5,271,519	39.75		1.0

TOTAL—2006	376	2,651,481	10.3		56,085,106	21.15		10.8

Schedule continued, with footnotes, on subsequent page.

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases(%)	Annualized Base Rental Revenue Under Expiring Leases($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases($)	Percentage Of Annual Base Rent Under Expiring Leases(%)
2007	339	2,657,448	10.3	56,710,364	21.34	10.9
2008	324	3,076,608	11.9	58,368,730	18.97	11.2
2009	297	2,186,819	8.5	46,336,645	21.19	8.9
2010	155	1,793,106	7.0	33,704,965	18.80	6.5
2011	132	1,850,453	7.2	44,065,455	23.81	8.5
2012	72	1,650,965	6.4	37,751,674	22.87	7.3
2013	58	966,484	3.7	20,479,352	21.19	3.9
2014	36	1,326,677	5.1	24,919,305	18.78	4.8
2015 and thereafter	50	2,680,992	10.3	55,705,213	20.78	10.7

Totals/Weighted Average	2,451	25,808,794	100.0	520,398,219	20.16	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual June 2004 billings times 12. For leases whose rent commences after July 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases expiring June 30, 2004 aggregating 71,925 square feet and representing annualized rent of $1,378,290 for which no new leases were signed.

(d)
Includes 405,350 square feet leased by AT&T, for which no base rent is paid. Excluding this space, the 2004 average expiring rents per square foot are $21.55 for Central New Jersey properties and $20.48 for all properties.

(e)
Represents less than 0.05 percent.

(f)
Reconciliation to Company's total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	25,808,794
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	417,168
Square footage unleased	2,203,329

Total net rentable square footage (does not include land leases)	28,429,291

Schedule of Lease Expirations

Office Properties

        The following table sets forth a schedule of lease expirations for the office properties beginning July 1, 2004, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2004 through 2006 only):

Year Of Expiration/ Market	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases(%)		Annualized Base Rental Revenue Under Expiring Leases($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases($)		Percentage Of Annual Base Rent Under Expiring Leases(%)
2004 (c)
NORTHEAST
Northern NJ	25	189,066	0.9		4,330,091	22.90		1.0
Central NJ	18	515,709	2.5		2,640,231	5.12 (d	)	0.6
Westchester Co., NY	22	117,797	0.6		2,628,840	22.32		0.6
Sub. Philadelphia	9	26,269	0.1		686,759	26.14		0.1
Fairfield, CT	7	57,283	0.3		1,585,080	27.67		0.3
Washington, DC/MD	5	27,214	0.1		881,190	32.38		0.2
Dutchess/Nassau/Rockland Co., NY	4	11,977	0.1		241,231	20.14		(e	)
SOUTHWEST/WEST
Texas	4	18,021	0.1		404,847	22.47		0.1
Colorado	8	33,123	0.2		543,210	16.40		0.1
San Francisco	44	71,914	0.3		1,276,464	17.75		0.3

TOTAL—2004	146	1,068,373	5.2		15,217,943	14.24 (d	)	3.3
2005
NORTHEAST
Northern NJ	75	1,655,324	8.0		29,695,108	17.94		6.5
Central NJ	43	261,541	1.2		6,230,943	23.82		1.3
Westchester Co., NY	58	198,300	1.0		5,136,384	25.90		1.1
Sub. Philadelphia	32	246,840	1.2		5,633,052	22.82		1.2
Fairfield, CT	12	61,846	0.3		1,599,978	25.87		0.4
Washington, DC/MD	9	189,445	0.9		6,995,706	36.93		1.5
Dutchess/Nassau/Rockland Co., NY	12	38,470	0.2		853,331	22.18		0.2
SOUTHWEST/WEST
Texas	9	58,772	0.3		930,966	15.84		0.2
Colorado	14	185,298	0.9		2,106,370	11.37		0.5
San Francisco	69	33,905	0.1		966,792	28.51		0.2

TOTAL—2005	333	2,929,741	14.1		60,148,630	20.53		13.1
2006
NORTHEAST
Northern NJ	88	851,008	4.1		18,152,033	21.33		4.0
Central NJ	37	296,959	1.4		7,161,081	24.11		1.5
Westchester Co., NY	61	240,081	1.2		5,462,834	22.75		1.2
Sub. Philadelphia	41	353,821	1.7		8,496,970	24.01		1.9
Fairfield, CT	18	65,451	0.3		1,575,743	24.08		0.3
Washington, DC/MD	1	1,797	(e	)	38,775	21.58		(e	)
Dutchess/Nassau/Rockland Co., NY	8	26,725	0.1		740,644	27.71		0.2
SOUTHWEST/WEST
Texas	9	19,740	0.1		425,874	21.57		0.1
Colorado	21	116,909	0.6		1,526,250	13.06		0.3
San Francisco	29	132,609	0.6		5,271,519	39.75		1.2

TOTAL—2006	313	2,105,100	10.1		48,851,723	23.21		10.7

Schedule continued, with footnotes, on subsequent page.

Schedule of Lease Expirations

Office Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2007	273	2,033,114	9.8	48,488,416	23.85	10.6
2008	257	2,303,686	11.1	50,765,963	22.04	11.1
2009	242	1,692,010	8.2	40,263,462	23.80	8.8
2010	115	1,202,243	5.8	25,656,032	21.34	5.6
2011	113	1,601,634	7.7	40,673,486	25.39	8.9
2012	53	1,439,249	6.9	34,681,936	24.10	7.6
2013	45	834,224	4.0	18,751,284	22.48	4.1
2014	32	1,263,348	6.1	23,953,364	18.96	5.2
2015 and thereafter	35	2,285,432	11.0	50,571,587	22.13	11.0

Totals/Weighted Average	1,957	20,758,154	100.0	458,023,826	22.06	100.0

(a)
Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual June 2004 billings times 12. For leases whose rent commences after July 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases expiring June 30, 2004 aggregating 51,975 square feet and representing annualized rent of $1,202,340 for which no new leases were signed.

(d)
Includes 405,350 square feet leased by AT&T, for which no base rent is paid. Excluding this space, the 2004 average expiring rents per square foot are $23.92 for Central New Jersey office properties and $22.95 for all office properties.

(e)
Represents less than 0.05 percent.

Schedule of Lease Expirations

Office/Flex Properties

        The following table sets forth a schedule of lease expirations for the office/flex properties beginning July 1, 2004, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2004 through 2006 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2004 (c)
Northern NJ	3	8,326	0.2	82,510	9.91	0.1
Central NJ	1	24,200	0.5	260,150	10.75	0.4
Westchester Co., NY	8	36,263	0.8	573,104	15.80	1.0
Sub. Philadelphia	7	91,715	2.0	729,954	7.96	1.3
Fairfield, CT	—	—	—	—	—	—

TOTAL—2004	19	160,504	3.5	1,645,718	10.25	2.8
2005
Northern NJ	11	63,907	1.4	751,477	11.76	1.3
Central NJ	10	88,670	1.9	1,083,594	12.22	1.9
Westchester Co., NY	58	305,628	6.5	4,855,497	15.89	8.4
Sub. Philadelphia	33	329,010	7.1	2,344,170	7.12	4.0
Fairfield, CT	—	—	—	—	—	—

TOTAL—2005	112	787,215	16.9	9,034,738	11.48	15.6
2006
Northern NJ	6	59,170	1.3	776,826	13.13	1.4
Central NJ	8	85,749	1.8	1,127,521	13.15	1.9
Westchester Co., NY	34	199,077	4.3	3,699,834	18.58	6.4
Sub. Philadelphia	12	190,685	4.1	1,409,302	7.39	2.4
Fairfield, CT	3	11,700	0.2	219,900	18.79	0.4

TOTAL—2006	63	546,381	11.7	7,233,383	13.24	12.5
2007	63	616,634	13.2	8,102,598	13.14	13.9
2008	64	681,553	14.6	7,132,863	10.47	12.3
2009	50	438,976	9.4	5,114,010	11.65	8.8
2010	39	562,863	12.1	7,754,933	13.78	13.3
2011	18	241,219	5.2	3,300,769	13.68	5.7
2012	19	211,716	4.6	3,069,738	14.50	5.3
2013	6	77,024	1.7	1,074,845	13.95	1.8
2014	4	63,329	1.4	965,941	15.25	1.7
2015 and thereafter	13	265,278	5.7	3,644,664	13.74	6.3

Totals/Weighted Average	470	4,652,692	100.0	58,074,200	12.48	100.0

(a)
Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual June 2004 billings times 12. For leases whose rent commences after July 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases expiring June 30, 2004 aggregating 19,950 square feet and representing annualized rent of $175,950 for which no new leases were signed.

Schedule of Lease Expirations

Industrial/Warehouse Properties

        The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning July 1, 2004, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2005	2	21,928	5.8	224,381	10.23	5.7
2007	3	7,700	2.0	119,350	15.50	3.1
2008	3	91,369	24.0	469,904	5.14	12.1
2009	4	46,533	12.2	764,173	16.42	19.6
2010	1	28,000	7.4	294,000	10.50	7.5
2011	1	7,600	2.0	91,200	12.00	2.3
2013	7	55,236	14.5	653,223	11.83	16.8
2015 and thereafter	1	122,282	32.1	1,283,962	10.50	32.9
Totals/Weighted Average	22	380,648	100.0	3,900,193	10.25	100.0

(a)
Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual June 2004 billings times 12. For leases whose rent commences after July 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

        The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning July 1, 2004, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2009	1	9,300	53.8	195,000	20.97	48.8
2015 and thereafter	1	8,000	46.2	205,000	25.62	51.2

Totals/Weighted Average	2	17,300	100.0	400,000	23.12	100.0

(a)
Includes stand-alone retail property tenants only.

(b)
Annualized base rental revenue is based on actual June 2004 billings times 12. For leases whose rent commences after July 1, 2004, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

QuickLinks

  Exhibit 99.1
SECOND QUARTER 2004 Supplemental Operating and Financial Data
INDEX
DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS
I. COMPANY BACKGROUND
I. COMPANY BACKGROUND
About the Company
History
Strategy
Summary (as of June 30, 2004)
Board of Directors
Executive Officers
Equity Research Coverage
Company Contact Information
II. FINANCIAL HIGHLIGHTS
II. FINANCIAL HIGHLIGHTS
Quarterly Summary
Acquisitions
Financing Activity
Leasing Information
Information About FFO
Key Financial Data
Same Store Results and Analysis(a) (dollars in thousands)
Unconsolidated Joint Ventures Summary Breakdown of Unconsolidated Joint Ventures
Unconsolidated Joint Venture Financial Information
Select Financial Ratios
Debt Analysis (as of June 30, 2004) Debt Breakdown (dollars in thousands)
Future Repayments (dollars in thousands)
Debt Detail (dollars in thousands)
III. FINANCIAL INFORMATION
III. FINANCIAL INFORMATION
Statements of Funds from Operations (in thousands, except per share/unit amounts) (unaudited)
Statements of Funds from Operations Per Diluted Share (amounts are per diluted share, except share count in thousands) (unaudited)
Reconciliation of Basic-to-Diluted Shares/Units (in thousands)
IV. VALUE CREATION PIPELINE
IV. VALUE CREATION PIPELINE
Operating Property Acquisitions (dollars in thousands)
For the year ended December 31, 2003
Acquisition Property Profile
Acquisition Property Profile
Acquisition Property Profile
Acquisition Property Profile
Summary of Land Parcels
Rental Property Sales (dollars in thousands)
For the six months ended June 30, 2004
For the year ended December 31, 2003
Rental Property Held For Sale (dollars in thousands)
At June 30, 2004
V. PORTFOLIO/ LEASING STATISTICS
Leasing Statistics (For the six months ended June 30, 2004)
Market Diversification
Significant Tenants
Schedule of Lease Expirations